CITIGROUP GLOBAL MARKETS REALTY CORP.
Owner

and

CITI RESIDENTIAL LENDING INC.
Servicer

SERVICING AGREEMENT
Dated as of September 1, 2007

TABLE OF CONTENTS

ARTICLE I	DEFINITIONS
Section 1.01	Defined Terms.
ARTICLE II	SERVICING OF MORTGAGE LOANS; POSSESSION OF SERVICING FILES; BOOKS AND RECORDS; DELIVERY OF MORTGAGE LOAN DOCUMENTS
Section 2.01	Servicing of Mortgage Loans.
Section 2.02	Maintenance of Servicing Files.
Section 2.03	Books and Records.
Section 2.04	Transfer of Mortgage Loans.
Section 2.05	Delivery of Mortgage Loan Documents.
Section 2.06	Quality Control Procedures.
ARTICLE III	REPRESENTATIONS AND WARRANTIES OF THE SERVICER
Section 3.01	Representations and Warranties Respecting the Servicer.
ARTICLE IV	ADMINISTRATION AND SERVICING OF MORTGAGE LOANS
Section 4.01	Servicer to Act as Servicer.
Section 4.02	Collection of Mortgage Loan Payments.
Section 4.03	Realization Upon Defaulted Mortgage Loans.
Section 4.04	Establishment of Custodial Accounts; Deposits in Custodial Accounts.
Section 4.05	Permitted Withdrawals From the Custodial Account.
Section 4.06	Establishment of Escrow Accounts; Deposits in Escrow Accounts.
Section 4.07	Permitted Withdrawals From Escrow Account.
Section 4.08	Payment of Taxes, Insurance and Other Charges; Maintenance of Primary Insurance Policies; Collections Thereunder.
Section 4.09	Transfer of Accounts.
Section 4.10	Maintenance of Hazard Insurance.
Section 4.11	Maintenance of Mortgage Impairment Insurance Policy.
Section 4.12	Fidelity Bond, Errors and Omissions Insurance.
Section 4.13	Title, Management and Disposition of REO Property.
Section 4.14	Notification of Adjustments.
Section 4.15	Reports and Returns to be Filed by the Servicer.
Section 4.16	Superior Liens.
Section 4.17	Sub-Servicing Agreements Between the Servicer and Subservicers.
Section 4.18	Successor Subservicers.
Section 4.19	No Contractual Relationship Between Subservicer and Owner.
Section 4.20	Assumption or Termination of Sub-Servicing Agreement by Successor Servicer.
ARTICLE V	PAYMENTS TO THE OWNER
Section 5.01	Distributions.
Section 5.02	Remittance Reports.
Section 5.03	Statements to the Owner.
Section 5.04	Real Estate Owned Reports.
Section 5.05	Liquidation Reports.
Section 5.06	Monthly Advances by the Servicer.
ARTICLE VI	GENERAL SERVICING PROCEDURES
Section 6.01	Assumption Agreements.
Section 6.02	Satisfaction of Mortgages and Release of Mortgage Files.
Section 6.03	Servicing Compensation.
Section 6.04	Statement as to Compliance.
Section 6.05	Independent Public Accountants’ Servicing Report.
Section 6.06	Access to Certain Documentation.
Section 6.07	Compliance with REMIC Provisions.
Section 6.08	Non-solicitation.
ARTICLE VII	REPORTS TO BE PREPARED BY SERVICER
Section 7.01	Servicer Shall Provide Information as Reasonably Required.
ARTICLE VIII	THE SERVICER
Section 8.01	Indemnification; Third Party Claims.
Section 8.02	Merger or Consolidation of the Servicer.
Section 8.03	Limitation on Liability of the Servicer and Others.
Section 8.04	Servicer Not to Resign.
Section 8.05	No Transfer of Servicing.
ARTICLE IX	DEFAULT
Section 9.01	Events of Default.
Section 9.02	Waiver of Defaults.
ARTICLE X	TERMINATION
Section 10.01	Termination.
Section 10.02	Removal of Mortgage Loans from Inclusion Under this Agreement Upon a Securitization Transaction or Whole Loan Transfer.
Section 10.03	Transfer of Servicing for Defaulted Loans.
ARTICLE XI	COMPLIANCE WITH REGULATION AB
Section 11.01	Intent of the Parties; Reasonableness.
Section 11.02	Additional Representations and Warranties of the Servicer.
Section 11.03	Information to Be Provided by the Servicer.
Section 11.04	Servicer Compliance Statement.
Section 11.05	Report on Assessment of Compliance and Attestation.
Section 11.06	Use of Subservicers and Subcontractors.
Section 11.07	Indemnification; Remedies.
Section 11.08	Third Party Beneficiary.
ARTICLE XII	MISCELLANEOUS PROVISIONS
Section 12.01	Successor to the Servicer.
Section 12.02	Amendment.
Section 12.03	GOVERNING LAW; SUBMISSION TO JURISDICTION.
Section 12.04	Notices.
Section 12.05	Severability of Provisions.
Section 12.06	Exhibits and Schedules.
Section 12.07	General Interpretive Principles.
Section 12.08	Reproduction of Documents.
Section 12.09	Confidentiality of Information.
Section 12.10	Assignment by the Owner.
Section 12.11	No Partnership.
Section 12.12	Counterparts; Successors and Assigns.
Section 12.13	Entire Agreement.
Section 12.14	Further Agreements.

EXHIBITS

Exhibit A	Mortgage Loan Schedule
Exhibit B	Custodial Account Letter Agreement
Exhibit C	Escrow Account Letter Agreement
Exhibit D	Form Of Annual Certification
Exhibit E	Servicing Criteria To Be Addressed In Assessment Of Compliance
Exhibit F	Form Of Back-Up Certification
Exhibit G	Form of Remittance Report

Exhibit H	Form of Servicer Notification

Exhibit I	Loss Mitigation Procedures

THIS IS A SERVICING AGREEMENT, dated as of September 1, 2007, and is executed between Citigroup Global Markets Realty Corp. (the “Owner”) and Citi Residential Lending Inc. (the “Servicer”).

W I T N E S S E T H :

WHEREAS, the Owner has acquired, and may from time to time acquire on a servicing-released basis, certain mortgage loans (each a “Mortgage Loan”) pursuant to loan purchase agreements between the Owner and one or more sellers (together with its successors, each a “Seller”).

WHEREAS, the Servicer has serviced and will have serviced the Mortgage Loans on behalf of the Seller prior to the purchase thereof by the Owner.

WHEREAS, the Servicer has agreed to service the Mortgage Loans on behalf of the Owner from and after the related Effective Date (as defined herein).

WHEREAS, the Owner and the Servicer desire that, from and after the related Effective Date, the Mortgage Loans will be serviced by the Servicer on behalf of the Owner in accordance with the terms and provisions of this Agreement.

NOW, THEREFORE, in consideration of the mutual agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Owner and the Servicer agree as follows:

ARTICLE I
DEFINITIONS

Section 1.01	Defined Terms.

Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the following meanings:

Accepted Servicing Practices:  With respect to any Mortgage Loan, those mortgage servicing practices (including collection procedures) of prudent mortgage servicing institutions which service mortgage loans of the same type and credit quality as such Mortgage Loan in the jurisdiction where the related Mortgaged Property is located, which are no lower than the standards employed by the Servicer in servicing similar mortgage loans for its own account and are in accordance with Fannie Mae servicing practices and procedures for MBS pool mortgages, as defined in the Fannie Mae Guides including future updates, the terms of the Mortgage Loan Documents and all applicable federal, state and local legal and regulatory requirements.

Adjustment Date:  As to each ARM Loan, the date on which the Mortgage Interest Rate is adjusted in accordance with the terms of the related Mortgage Note.

Agreement:  This Servicing Agreement including all exhibits hereto, amendments hereof and supplements hereto.

Appraised Value:  With respect to any Mortgaged Property, the lesser of (i)(A) the value thereof as determined by an appraisal made for the originator of the Mortgage Loan at the time of origination of the Mortgage Loan by an appraiser who met the minimum requirements of the Financial Institutions Reform, Recovery, and Enforcement Act of 1989 or (B) an insured AVM, if permitted by the related originator’s underwriting guidelines, and (ii) the purchase price paid for the related Mortgaged Property by the Mortgagor with the proceeds of the Mortgage Loan, provided, however, in the case of a Refinanced Mortgage Loan, such value of the Mortgaged Property is based solely upon the value determined by an appraisal made for the originator of such Refinanced Mortgage Loan at the time of origination of such Refinanced Mortgage Loan by an appraiser who met the minimum requirements of the Financial Institutions Reform, Recovery, and Enforcement Act of 1989.

ARM Loan: A 1-4 family residential Mortgage Loan with an interest rate which adjusts from time to time in accordance with the related Index.

Business Day: Any day other than a Saturday or Sunday, or a day on which banking and savings and loan institutions in the State of California or the State of New York are authorized or obligated by law or executive order to be closed.

Code:  The Internal Revenue Code of 1986, as it may be amended from time to time, or any successor statute thereto, and applicable U.S. Department of the Treasury regulations issued pursuant thereto.

Commission: The United States Securities and Exchange Commission.

Condemnation Proceeds:  All awards or settlements in respect of a Mortgaged Property, whether permanent or temporary, partial or entire, by exercise of the power of eminent domain or condemnation, to the extent not required to be released to a Mortgagor in accordance with the terms of the related Mortgage Loan Documents.

Custodial Account: With respect to Mortgage Loans which are not subject to a Securitization Transaction, the separate account or accounts, each of which shall be an Eligible Account, created and maintained pursuant to this Agreement, which shall be entitled “Citi Residential Lending Inc., as agent, trustee and/or bailee for Citigroup Global Markets Realty Corp. and/or various mortgagor’s principal and interest payments Custodial Account”, established at a financial institution reasonably acceptable to the Owner.  With respect to Mortgage Loans which are subject to a Securitization Transaction, the separate account or accounts, each of which shall be an Eligible Account, created and maintained pursuant to this Agreement, which shall be entitled “Citi Residential Lending Inc., as agent, trustee and/or bailee for [insert Owner’s name] and/or various mortgagor’s principal and interest payments Custodial Account”, established at a financial institution reasonably acceptable to the Owner.  Each Custodial Account shall be an Eligible Account.

Custodial Agreement:  Any agreement among a Custodian, the Owner and the Servicer, providing for the custody of Mortgage Loan Documents.

Custodian:  Any document custodian holding Mortgage Loan Documents pursuant to the terms of a Custodial Agreement.

Depositor: The depositor, as such term is defined in Regulation AB, with respect to any Securitization Transaction.

Determination Date:  With respect to each Distribution Date, (a) with respect to each Mortgage Loan which is not subject to a Securitization Transaction, the last Business Day of the calendar month preceding the calendar month in which such Distribution Date occurs, and (b) with respect to each Mortgage Loan which is subject to a Securitization Transaction, the fifteenth (15th) day of the calendar month in which such Distribution Date occurs or, if such fifteenth (15th) day is not a Business Day, the Business Day immediately preceding such fifteenth (15th) day.

Distribution Date:  With respect to any Mortgage Loan which is not subject to a Securitization Transaction, the fifth (5th) day of each month, or if such fifth (5th) day is not a Business Day, the first Business Day immediately preceding such fifth (5th) day.  With respect to each Mortgage Loan which is subject to a Securitization Transaction, the twentieth (20th) day of each month, or if such twentieth (20th) day is not a Business Day, the first Business Day immediately preceding such twentieth (20th) day.

Due Date: With respect to each Mortgage Loan, the day of the calendar month on which each Monthly Payment is due on such Mortgage Loan (including the Balloon Payment with respect to a Balloon Mortgage Loan), exclusive of any days of grace.

Due Period: With respect to each Distribution Date, the period commencing on the second day of the month preceding the month of the Distribution Date and ending on the first day of the month of the Distribution Date.

Effective Date:  With respect to the Mortgage Loans initially subject hereto, September 1, 2007.  With respect to additional Mortgage Loans to be subject hereto from time to time, the date set forth in the related Transmission (which shall be the closing date of the sale of the related Mortgage Loans by the Seller to the Owner).

Eligible Account:  Any of (i) an account or accounts maintained with a federal or state chartered depository institution or trust company, the long-term unsecured debt obligations and short-term unsecured debt obligations of which (or, in the case of a depository institution or trust company that is the principal subsidiary of a holding company, the debt obligations of such holding company) are rated by each Rating Agency in one of its two highest long-term and its highest short-term rating categories, respectively, at the time any amounts are held on deposit therein; provided, that following a downgrade, withdrawal, or suspension of such institution's rating above, each account shall promptly (and in any case within not more than 30 calendar days) be moved to one or more segregated trust accounts in the trust department of such institution, or to an account at another institution that complies with the above requirements, or (ii) a trust account or accounts maintained with the corporate trust department of a federal or state chartered depository institution or trust company having capital and surplus of not less than $50,000,000, acting in its fiduciary capacity.  Eligible Accounts may bear interest.

Escrow Account: With respect to Mortgage Loans which are not subject to a Securitization Transaction, the separate trust account or accounts created and maintained pursuant to this Agreement which shall be entitled “Citi Residential Lending Inc., as agent, trustee and/or bailee for  [insert Owner’s name] and/or various mortgagor’s taxes and insurance payments Custodial Account”, established at a financial institution reasonably acceptable to the Owner.  With respect to Mortgage Loans which are subject to a Securitization Transaction, the separate trust account or accounts created and maintained pursuant to this Agreement which shall be entitled “Citi Residential Lending Inc., as agent, trustee and/or bailee for  Citigroup Mortgage Loan Trust, Inc. Mortgage Pass-Through Certificates and/or various mortgagor’s taxes and insurance payments Custodial Account”, established at a financial institution acceptable to the Owner.  Each Escrow Account shall be an Eligible Account.

Escrow Payments:   With respect to any Mortgage Loan, taxes, insurance premiums, assessments, escrow items, impounds and any other payments that Mortgagor is required to make pursuant to the Mortgage.

Event of Default:  Any one of the events enumerated in Section 9.01.

Exchange Act: The Securities Exchange Act of 1934, as amended.

Fannie Mae:  Fannie Mae, or any successor thereto.

Fannie Mae Guide:   The Fannie Mae Selling Guide and the Fannie Mae Servicing Guide and all replacements, amendments or additions thereto.

Fidelity Bond:  A fidelity bond to be maintained by the Servicer pursuant to Section 4.12.

Final Recovery Determination:  With respect to any defaulted Mortgage Loan or any REO Property, a determination made by the Servicer that all Insurance Proceeds, Liquidation Proceeds and other payments or recoveries which the Servicer, in its reasonable good faith judgment, expects to be finally recoverable in respect thereof have been so recovered.  The Servicer shall maintain records, prepared by a servicing officer of the Servicer, of each Final Recovery Determination.

FIRREA:   The Financial Institutions Reform, Recovery, and Enforcement Act of 1989, as amended from time to time.

Freddie Mac:  The Federal Home Loan Mortgage Corporation, or any successor thereto.

Freddie Mac Guide:   The Freddie Mac Selling Guide and the Freddie Mac Servicing Guide and all replacements, amendments or additions thereto.

GAAP:  Generally accepted accounting principles and procedures, consistently applied.

Governmental Authority: With respect to any Person, any nation or government, any state or other political subdivision, agency or instrumentality thereof, any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government and any court or arbitrator having jurisdiction over such Person, any of its Subsidiaries or any of its properties.

HUD:   The United States Department of Housing and Urban Development or any successor thereto.

Index:  With respect to each ARM Loan, the index, as specified in the related Mortgage Note, used to determine the Mortgage Interest Rate on each Adjustment Date on such ARM Loan.

Index Rate:  With respect to each ARM Loan, on each Adjustment Date, the rate per annum equal to the Index, calculated as provided in the related Mortgage Note.

Insurance Proceeds:   With respect to each Mortgage Loan, proceeds of insurance policies insuring the Mortgage Loan, the related Mortgaged Property or the REO Property, as applicable, including the proceeds of any hazard or flood insurance policy, title insurance policy, Primary Mortgage Insurance Policy, in each case to the extent not applied to the restoration of the Mortgaged Property or released to the related Mortgagor.

Lifetime Rate Cap:   With respect to each ARM Loan, the maximum Mortgage Interest Rate over the term of such Mortgage Loan, as specified in the related Mortgage Note.

Liquidation Proceeds:   Cash, other than Insurance Proceeds or amounts received in respect of the rental of an REO Property prior to the related REO Disposition, received in connection with the liquidation of an Asset, whether through the sale or assignment of such Asset, trustee’s sale, foreclosure sale, taking of all or part of the Mortgaged Property through eminent domain or condemnation or otherwise, or the sale of the related REO Property, if the Mortgaged Property is acquired in satisfaction of such Mortgage Loan.

Loan-to-Value Ratio or LTV: With respect to any Mortgage Loan as of any date of determination, the ratio on such date of the outstanding principal amount of the Mortgage Loan to the Appraised Value of the Mortgaged Property.

Margin:  With respect to each ARM Loan, the fixed percentage amount set forth in the related Mortgage Note which is added to the Index in order to determine the related Mortgage Interest Rate.

Master Servicer: With respect to any Securitization Transaction, the “master servicer,” if any, identified in the related transaction documents.

Material Adverse Effect: A material adverse effect on (a) the property, business, operations or financial condition of Servicer, (b) the ability of Servicer to perform its obligations under the Agreement, (c) the validity or enforceability of the Agreement, (d) the rights and remedies of Owner under the Agreement, or (e) the Mortgage Loans.

MERS:  Mortgage Electronic Registration Systems, Inc., a corporation organized and existing under the laws of the State of Delaware, or any successor thereto.

MERS® System:  The system of recording transfers of Mortgages electronically maintained by MERS.

MIN:  The Mortgage Identification Number of Mortgage Loans registered with MERS on the MERS® System.

MOM Loan:  Any Mortgage Loan where MERS acts as the mortgagee of record of such Mortgage Loan, solely as nominee for the originator of such Mortgage Loan and its successors and assigns, at the origination thereof.

Monthly Advance:  With respect to the Mortgage Loans which are subject to a Securitization Transactions, the aggregate of the advances made by the Servicer on any Distribution Date pursuant to Section 5.06.

Monthly Payment:   With respect to each Mortgage Loan, the scheduled monthly payment of principal and interest thereon which is payable by the related Mortgagor under the related Mortgage Note.

Mortgage:  The mortgage, deed of trust or other instrument securing a Mortgage Note which creates a lien on real property securing the Mortgage Note.

Mortgage Interest Rate:  The annual rate at which interest accrues on any Mortgage Loan in accordance with the provisions of the related Mortgage Note, and in the case of an ARM Loan, as adjusted from time to time on each Adjustment Date for such Mortgage Loan to equal the Index Rate for such Mortgage Loan plus the Margin for such Mortgage Loan, and subject to the limitations on such interest rate imposed by the Periodic Rate Cap and the Lifetime Rate Cap.

Mortgage Loan:  An individual mortgage loan that is the subject of this Agreement and further identified on the Mortgage Loan Schedule, as amended from time to time, which mortgage loan may be a first lien or a subordinate lien mortgage loan.

Mortgage Loan Documents:  With respect to each Mortgage Loan, the original mortgage loan legal documents held by the Owner or by a Custodian on the Owner’s behalf.

Mortgage Loan Remittance Rate:  With respect to each Mortgage Loan, the annual rate of interest remitted to the Owner, which shall be equal to the related Mortgage Interest Rate minus the Servicing Fee Rate.

Mortgage Loan Schedule:  The schedule of Mortgage Loans attached hereto as Exhibit A, as supplemented from time to time in accordance with the provisions hereof.

Mortgage Note:  The note or other evidence of the indebtedness of a Mortgagor secured by a Mortgage, as the same may be modified from time to time.

Mortgaged Property:  The underlying real property securing repayment of a Mortgage Note.

Mortgagor:  The obligor on a Mortgage Note.

Negative Amortization:  With respect to each Negative Amortization Mortgage Loan, that portion of interest accrued at the Mortgage Interest Rate in any month which exceeds the Monthly Payment on the related Mortgage Loan for such month and which, pursuant to the terms of the Mortgage Note, is added to the principal balance of the Mortgage Loan.

Negative Amortization Mortgage Loan:  Each Mortgage Loan that is identified on the Mortgage Loan Schedule as a Mortgage Loan that may be subject to Negative Amortization.

Nonrecoverable Monthly Advance:  Any Monthly Advance previously made in respect of a Mortgage Loan or REO Property that, in the good faith business judgment of the Servicer, will not, or, in the case of a proposed Monthly Advance, would not be, ultimately recoverable from related late payments, REO Disposition Proceeds, Insurance Proceeds or Liquidation Proceeds on such Mortgage Loan or REO Property as provided herein.

Nonrecoverable Servicing Advance:  Any Servicing Advance previously made in respect of a Mortgage Loan or REO Property that, in the good faith business judgment of the Servicer, will not be ultimately recoverable from related late payments, Insurance Proceeds or Liquidation Proceeds on such Mortgage Loan or REO Property as provided herein.

Officers’ Certificate:  A certificate signed by the Chairman of the Board, the Vice Chairman of the Board, the President, a Senior Vice President or a Vice President or by the Treasurer or the Secretary or one of the Assistant Treasurers or Assistant Secretaries of the Servicer, and delivered to the Owner as required by this Agreement.

Opinion of Counsel:  A written opinion of counsel, who may be an employee of the party on behalf of whom the opinion is being given, reasonably acceptable to the other party.

Owner: Citigroup Global Markets Realty Corp., its successors in interest and assigns (including the Master Servicer and Trustee in connection with a Securitization Transaction).

Periodic Rate Cap:  With respect to each ARM Loan, the maximum number of percentage points by which the Mortgage Interest Rate may increase or decrease on any Adjustment Date.

Permitted Investments:  Any one or more of the following obligations or securities:

(i)  direct obligations of, and obligations the timely payment of which are fully guaranteed by the United States of America or any agency or instrumentality of the United States of America the obligations of which are backed by the full faith and credit of the United States of America;

(ii)   (a) demand or time deposits, federal funds or bankers’ acceptances issued by any depository institution or trust company incorporated under the laws of the United States of America or any state thereof and subject to supervision and examination by federal and/or state banking authorities, provided that the commercial paper and/or the short-term deposit rating and/or the long-term unsecured debt obligations or deposits of such depository institution or trust company at the time of such investment or contractual commitment providing for such investment are rated in one of the two highest rating categories by each Rating Agency and (b) any other demand or time deposit or certificate of deposit that is fully insured by the FDIC;

(iii)  repurchase obligations with respect to (a) any security described in clause (i) above or (b) any other security issued or guaranteed by an agency or instrumentality of the United States of America, the obligations of which are backed by the full faith and credit of the United States of America, in either case entered into with a depository institution or trust company (acting as principal) described in clause (ii)(a) above;

(iv)  securities bearing interest or sold at a discount issued by any corporation incorporated under the laws of the United States of America or any state thereof that are rated in the highest rating categories by each Rating Agency at the time of such investment or contractual commitment providing for such investment; provided, however, that securities issued by any particular corporation will not be Permitted Investments to the extent that investments therein will cause the then outstanding principal amount of securities issued by such corporation and held as Permitted Investments to exceed 10% of the aggregate outstanding principal balances and amounts of all the Permitted Investments;

(v)  commercial paper (including both non-interest-bearing discount obligations and interest-bearing obligations payable on demand or on a specified date not more than one year after the date of issuance thereof) which are rated in the highest rating categories by each Rating Agency at the time of such investment;

(vi)  any other demand, money market or time deposit, obligation, security or investment as may be acceptable to each Rating Agency; and

(vii)  any money market funds the collateral of which consists of obligations fully guaranteed by the United States of America or any agency or instrumentality of the United States of America the obligations of which are backed by the full faith and credit of the United States of America (which may include repurchase obligations secured by collateral described in clause (i)) and which money market funds are rated in one of the two highest rating categories by each Rating Agency;

provided, however, that no instrument or security shall be a Permitted Investment if such instrument or security evidences a right to receive only interest payments with respect to the obligations underlying such instrument or if such security provides for payment of both principal and interest with a yield to maturity in excess of 120% of the yield to maturity at par; and provided further that any such instrument or security must be payable on demand or on a specified date not later than the Distribution Date on which amounts held therein are required to be distributed.

Person:  Any individual, corporation, partnership, joint venture, association, joint-stock company, limited liability company, trust, unincorporated organization or government or any agency or political subdivision thereof.

Prepayment Charge:  With respect to any Mortgage Loan, any prepayment penalty or premium thereon payable in connection with a Principal Prepayment on such Mortgage Loan pursuant to the terms of the related Mortgage Note.

Prepayment Period:  With respect to each Distribution Date and any Mortgage Loan subject to a Securitization Transaction, the period beginning on the fourteenth (14th) day of the month immediately preceding the Distribution Date, and ending on the thirteenth (13th) day of the month of the Distribution Date.

Primary Insurance Policy:   Each primary policy of mortgage insurance, or any replacement policy therefor obtained by the Servicer pursuant to Section 4.08.

Principal Prepayment:  Any payment or other recovery of principal on a Mortgage Loan, full or partial, which is received in advance of its scheduled Due Date, including any prepayment penalty or premium thereon, and which is not accompanied by an amount of interest representing scheduled interest due on any date or dates in any month or months subsequent to the month of prepayment.

Qualified Insurer: An insurance company duly qualified as such under the laws of the states in which the Mortgaged Property is located, duly authorized and licensed in such states to transact the applicable insurance business and to write the insurance provided, and whose claims paying ability is rated in the two highest rating categories by the nationally recognized rating agencies with respect to primary mortgage insurance and in the two highest rating categories by Best’s with respect to hazard and flood insurance.

Rating Agency:  Standard & Poor’s Ratings Service, a division of The McGraw Hill Companies Inc., Moody’s Investors Service, Inc. or Fitch, Inc.

Reconstitution: Any Securitization Transaction or Whole Loan Transfer.

Reconstitution Agreements:  The agreement or agreements entered into by the Servicer and/or certain third parties on the Reconstitution Date or Dates with respect to any or all of the Mortgage Loans serviced hereunder, in connection with a Reconstitution as provided in Section 10.02.

Reconstitution Date:  With respect to any Mortgage Loan, the related closing date of a Securitization Transaction or a Whole Loan Transfer.

Reg AB Servicer: As defined in Section 11.03(c).

Regulation AB: Subpart 229.1100 - Asset Backed Securities (Regulation AB), 17 C.F.R. §§229.1100-229.1123, as such may be amended from time to time, and subject to such clarification and interpretation as have been provided by the Commission in the adopting release (Asset-Backed Securities, Securities Act Release No. 33-8518, 70 Fed. Reg. 1,506, 1,531 (Jan. 7, 2007)) or by the staff of the Commission, or as may be provided by the Commission or its staff from time to time.

REMIC:  A “real estate mortgage investment conduit” within the meaning of Section 860D of the Code.

REMIC Provisions:  The provisions of the Federal income tax law relating to a REMIC, which appear at Section 860A through 860G of Subchapter M of Chapter 1, Subtitle A of the Code, and related provisions, and regulations, rulings or pronouncements promulgated thereunder, as the foregoing may be in effect from time to time.

REO Disposition:  The final sale by the Servicer of any REO Property.

REO Disposition Proceeds:  Amounts received by the Servicer in connection with a related REO Disposition.

REO Property:  A Mortgaged Property acquired by the Servicer on behalf of the Owner as described in Section 4.13.

Requirement of Law:  As to any Person, the certificate of incorporation and by-laws or other organizational or governing documents of such Person, and any law, treaty, rule or regulation or determination of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

Securities Act: The Securities Act of 1933, as amended.

Securitization Transaction: Any transaction involving either (1) a sale or other transfer of some or all of the Mortgage Loans directly or indirectly to an issuing entity in connection with an issuance of publicly offered or privately placed, rated or unrated mortgage-backed securities or (2) an issuance of publicly offered or privately placed, rated or unrated securities, the payments on which are determined primarily by reference to one or more portfolios of residential mortgage loans consisting, in whole or in part, of some or all of the Mortgage Loans.

Seller:  As defined in the recitals hereto.

Servicer:  Citi Residential Lending Inc., or any of its successors in interest or any successor under this Agreement appointed as herein provided.

Servicer Information: As defined in Section 11.07(a).

Servicing Advances:  All customary, reasonable and necessary “out of pocket” costs and expenses (including reasonable attorneys’ fees and disbursements) incurred by the Servcier in the performance by the Servicer of its servicing obligations that would be reasonably believed to be recoverable under Accepted Servicing Practices, including, but not limited to, the cost of (a) the preservation, restoration and protection of the Mortgaged Property or REO Property, (b) any enforcement or administrative or judicial proceedings, including foreclosures, (c) the management and liquidation of the Mortgaged Property or REO Property, (d) taxes, assessments, water rates, sewer rents and other charges which are or may become a lien upon the Mortgaged Property or REO Property, Primary Insurance Policy premiums and fire and hazard insurance coverage and (e) in connection with the liquidation of a Mortgage Loan which has a superior lien, any expenditures relating to the purchase, maintenance or monitoring of any superior lien pursuant to Section 4.16 hereof.

Servicing Criteria: The “servicing criteria” set forth in Item 1122(d) of Regulation AB, as such may be amended from time to time.

Servicing Fee:  With respect to each Mortgage Loan, the amount of the annual fee the Owner shall pay to the Servicer, which shall, for a period of one full month, be equal to one-twelfth of the product of (a) the applicable Servicing Fee Rate and (b) the outstanding principal balance of such Mortgage Loan.  Such fee shall be payable monthly, computed on the basis of the same principal amount and period respecting which any related interest payment on a Mortgage Loan is computed.  The obligation of the Owner to pay the Servicing Fee is limited to, and the Servicing Fee is payable from the interest portion of such Monthly Payment collected by the Servicer or as otherwise provided under Section 4.05.

Servicing Fee Rate:  The Servicing Fee Rate with respect to each Mortgage Loan shall be a rate per annum for such Mortgage Loan specified in the Mortgage Loan Schedule.

Servicing File:  The documents, records and other items pertaining to a particular Mortgage Loan, and any additional documents relating to such Mortgage Loan as are in, or as may from time to time come into, the Servicer’s possession.

Servicing Officer:  Any officer of the Servicer involved in, or responsible for, the administration and servicing of the Mortgage Loans whose name appears on a list of servicing officers furnished by the Servicer to the Owner upon request, as such list may from time to time be amended.

Static Pool Information: Static pool information as described in Item 1105(a)(1)-(3) and 1105(c) of Regulation AB.

Subcontractor: Any vendor, subcontractor or other Person that is not responsible for the overall servicing (as “servicing” is commonly understood by participants in the mortgage-backed securities market) of Mortgage Loans but performs one or more discrete functions identified in Item 1122(d) of Regulation AB with respect to Mortgage Loans under the direction or authority of the Servicer or a Subservicer.

Subservicer: Any Person that services Mortgage Loans on behalf of the Servicer or any Subservicer and is responsible for the performance (whether directly or through Subservicers or Subcontractors) of a substantial portion of the material servicing functions required to be performed by the Servicer under this Agreement or any Reconstitution Agreement that are identified in Item 1122(d) of Regulation AB.

Sub-Servicing Agreement: The written contract between the Servicer and a Subservicer relating to servicing and administration of certain Mortgage Loans as provided in Section 4.17 of this Agreement.

Transmission:  A notice, dated as of the related Effective Date, given by the Owner to the Servicer, from time to time, pursuant to which additional Mortgage Loans, as described on the schedule attached thereto (which schedule shall become part of the Mortgage Loan Schedule as of the related Effective Date), are made subject to the terms of this Agreement.

Trustee:  The Person appointed as trustee in connection with any Securitization Transaction.

Whole Loan Transfer: Any sale or transfer of some or all of the Mortgage Loans, other than a Securitization Transaction.

ARTICLE II
SERVICING OF MORTGAGE LOANS; POSSESSION OF SERVICING FILES; BOOKS
AND RECORDS; DELIVERY OF MORTGAGE LOAN DOCUMENTS

Section 2.01	Servicing of Mortgage Loans.

The Servicer does hereby agree to service the Mortgage Loans, from and after the related Effective Date, pursuant to the terms of this Agreement.  The Mortgage Loans initially subject to this Agreement are described in the Mortgage Loan Schedule attached hereto on the initial Effective Date.  Additional Mortgage Loans may be subject hereto pursuant to a Transmission to the Servicer by the Owner, setting forth the Effective Date with respect thereto.

Section 2.02	Maintenance of Servicing Files.

The Servicer shall maintain a Servicing File consisting of all documents necessary to service the Mortgage Loans.  The possession of each Servicing File by the Servicer is for the sole purpose of servicing the related Mortgage Loan, and such retention and possession by the Servicer is in a custodial capacity only.  The Servicer acknowledges that the ownership of each Mortgage Loan is vested in the Owner.  All rights arising out of the Mortgage Loans including all funds received on or in connection with the Mortgage Loans and all records or documents with respect to the Mortgage Loans prepared by or which come into the possession of the Servicer shall be received and held by the Servicer for the sole purpose of servicing the Mortgage Loans and such retention and possession by the Servicer is in a custodial capacity only in trust for the exclusive benefit of the Owner as the owner of the related Mortgage Loans.  Any portion of the related Servicing Files retained by the Servicer shall be appropriately identified in the Servicer’s computer system to reflect clearly the ownership of the related Mortgage Loans by the Owner.  The Servicer shall release its custody of the contents of the related Servicing Files only in accordance with written instructions of the Owner, except when such release is required as incidental to the Servicer’s servicing of the Mortgage Loans, such written instructions shall not be required.

Section 2.03	Books and Records.

The Servicer shall be responsible for maintaining, and shall maintain, a complete set of books and records for the Mortgage Loans which shall be appropriately identified in the Servicer’s computer system to clearly reflect the ownership of the Mortgage Loan by the Owner.  In particular, the Servicer shall maintain in its possession, available for inspection by the Owner, or its designee and shall deliver to the Owner upon demand, evidence of compliance with all federal, state and local laws, rules and regulations, and requirements of Fannie Mae and Freddie Mac, as applicable, including documentation as to the method used in determining the applicability of the provisions of the Flood Disaster Protection Act of 1973, as amended, to the Mortgaged Property, documentation evidencing insurance coverage and eligibility of any condominium project for approval by Fannie Mae and periodic inspection reports as required by Section 4.13. To the extent that original documents are not required for purposes of realization of Liquidation Proceeds or Insurance Proceeds, documents maintained by the Servicer may be in the form of microfilm or microfiche or such other reliable means of recreating original documents, including optical imagery techniques so long as the Servicer complies with the requirements of the Fannie Mae Guide.

The Servicer shall maintain with respect to each Mortgage Loan and shall make available for inspection by the Owner or its designee the related Servicing File (or copies thereof) during the time the Owner retains ownership of a Mortgage Loan and thereafter in accordance with applicable laws and regulations.

Section 2.04	Transfer of Mortgage Loans.

No transfer of a Mortgage Loan may be made unless such transfer is in compliance with the terms hereof. For the purposes of this Agreement, the Servicer shall be under no obligation to deal with any person with respect to this Agreement or any Mortgage Loan unless a notice of the transfer of such Mortgage Loan has been delivered to the Servicer in accordance with this Section 2.04.  The Owner may, subject to the terms of this Agreement, sell and transfer one or more of the Mortgage Loans in accordance with Sections 10.02 and 12.11; provided, however, that the transferee will not be deemed to be an Owner hereunder binding upon the Servicer unless such transferee shall agree in writing to be bound by the terms of this Agreement and an assignment and assumption of this Agreement reasonably acceptable to the Servicer (except as provided in Section 10.02 with respect to a Securitization Transaction by the initial Owner).  The Owner also shall advise the Servicer in writing of the transfer.  Upon receipt of notice of the transfer, the Servicer shall mark its books and records to reflect such assignee’s ownership of the related Mortgage Loans, and the previous Owner shall be deemed released from its obligations hereunder with respect to such Mortgage Loans from and after the date of such sale or transfer without the necessity of any action on the part of the Servicer.

Section 2.05	Delivery of Mortgage Loan Documents.

The Servicer shall forward to the Custodian on behalf of the Owner original documents evidencing an assumption, modification, consolidation or extension of any Mortgage Loan entered into in accordance with Section 4.01 or 6.01 promptly after their execution; provided, however, that the Servicer shall provide the Custodian on behalf of the Owner with a  copy, certified as a true copy by a Servicing Officer, of any such document submitted for recordation promptly after its execution, and shall provide the original of any document submitted for recordation or a copy of such document certified by the appropriate public recording office to be a true and complete copy of the original promptly after receipt thereof, but in no event later than 180 days after its execution, provided, however, that if delivery is not completed within 180 days solely due to delays in making such delivery by reason of the fact that such documents shall not have been returned by the appropriate recording office, the Servicer shall continue to use its best efforts to obtain such documents and effect delivery as soon as possible after its receipt thereof.

From time to time the Servicer may have a need for Mortgage Loan Documents to be released by the Custodian.  If the Servicer shall require any of the Mortgage Loan Documents, the Servicer shall notify the Custodian in writing of such request in the form of the request for release attached to the Custodial Agreement.  During the time that any such documentation is held by the Servicer, such possession is in trust for the benefit of the Owner, and the Servicer shall return such documentation to the Custodian upon the request of the Owner or when the Servicer’s need therefore no longer exists.

Section 2.06	Quality Control Procedures.

The Servicer shall have an internal quality control program that shall include evaluating and monitoring the overall quality of the Servicer’s loan portfolio and the servicing activities of the Servicer.  The program is to ensure that the Mortgage Loans are serviced in accordance with Accepted Servicing Standards; guard against dishonest, fraudulent, or negligent acts; and guard against errors and omissions by officers, employees, or other authorized persons.  The Owner shall have the right to review any report which has been issued by the Servicer or its auditors related to the Servicer's compliance with its policies and procedures or the effectiveness of the same.

ARTICLE III
REPRESENTATIONS AND WARRANTIES OF THE SERVICER

Section 3.01	Representations and Warranties Respecting the Servicer.

The Servicer represents and warrants to and covenants with the Owner that as of the date hereof and as of each Effective Date or as of such other date specifically provided herein:

(a)  The Servicer (a) is duly organized, validly existing and in good standing under the laws of the State of its formation, (b) has all requisite corporate or other power, and has all governmental licenses, authorizations, consents and approvals, necessary to own its assets and carry on its business as now being or as proposed to be conducted, except where the lack of such licenses, authorizations, consents and approvals would not be reasonably likely to have a Material Adverse Effect, (c) is qualified to do business and is in good standing in all other jurisdictions in which the nature of the business conducted by it makes such qualification necessary, except where failure so to qualify would not be reasonably likely (either individually or in the aggregate) to have a Material Adverse Effect, and (d) is in compliance in all material respects with all Requirements of Law;

(b)  The Servicer has all necessary corporate or other power, authority and legal right to execute, deliver and perform its obligations under the Agreement; the execution, delivery and performance by Servicer of the Agreement has been duly authorized by all necessary corporate or other action on its part; and the Agreement has been duly and validly executed and delivered by Service and constitutes a legal, valid and binding obligation of Servicer, enforceable against Servicer, in accordance with its terms;

(c)  Neither (a) the execution and delivery of the Agreement, or (b) the consummation of the transactions therein contemplated in compliance with the terms and provisions thereof will conflict with or result in a breach of the charter or by-laws of Servicer, or any applicable law, rule or regulation, or any order, writ, injunction or decree of any Governmental Authority, or other material agreement or instrument to which Servicer or any of its subsidiaries, is a party or by which any of them or any of their property is bound or to which any of them or their property is subject, or constitute a default under any such material agreement or instrument, or result in the creation or imposition of any lien upon any property of Servicer or any of its Subsidiaries, pursuant to the terms of any such agreement or instrument;

(d)  The Servicer is not in violation of, and the execution and delivery of this Agreement by the Servicer and its performance and compliance with the terms of this Agreement will not constitute a violation with respect to, any order or decree of any court or any order or regulation of any federal, state, municipal or governmental agency having jurisdiction over the Servicer or its assets, which violation might have consequences that would materially and adversely affect the condition (financial or otherwise) or the operation of the Servicer or its assets or might have consequences that would materially and adversely affect the performance of its obligations and duties hereunder;

(e)  The Servicer is an approved servicer for Fannie Mae in good standing and is a HUD approved mortgagee pursuant to Section 203 of the National Housing Act. No event has occurred, including but not limited to a change in insurance coverage, which would make the Servicer unable to comply with Fannie Mae or HUD eligibility requirements or which would require notification to Fannie Mae or HUD;

(f)  The Servicer does not believe, nor does it have any reason or cause to believe, that it cannot perform each and every covenant contained in this Agreement;

(g)  In the event that the Servicer retains record title, the Servicer shall retain such record title to each Mortgage, each related Mortgage Note and the related Mortgage Files with respect thereto in trust for the Owner as the owner thereof and only for the purpose of servicing and supervising the servicing of each Mortgage Loan;

(h)  Other than as previously disclosed and approved by the Owner, there are no actions, suits, arbitrations, investigations or proceedings pending or, to its knowledge, threatened against any Servicer or any of its Subsidiaries or Affiliates or affecting any of the property thereof before any Governmental Authority, (i) as to which individually or in the aggregate there is a reasonable likelihood of an adverse decision which would be reasonably likely to have a Material Adverse Effect or (ii) which questions the validity or enforceability of any of the Agreement or any action to be taken in connection with the transactions contemplated thereby and there is a reasonable likelihood of a Material Adverse Effect or adverse decision;

(i)  No authorizations, approvals or consents of, and no filings or registrations with, any Governmental Authority, or any other Person, are necessary for the execution, delivery or performance by Servicer of the Agreement or for the legality, validity or enforceability thereof;

(j)  The Servicer shall not waive any Prepayment Charge in contravention of Section 4.02 hereof;

(k)  The Servicer has fully furnished and shall continue to fully furnish, in accordance with the Fair Credit Reporting Act and its implementing regulations, accurate and complete information (e.g., favorable and unfavorable) on its borrower credit files to Equifax, Experian and Trans Union Credit Information Company or their successors on a monthly basis;

(l)  The Servicer shall transmit full-file credit reporting data for each Mortgage Loan pursuant to Fannie Mae Guide Announcement 95-19 and for each Mortgage Loan, the Servicer shall  report one of the following statuses each month as follows: new origination, current, delinquent (30-, 60-, 90-days, etc.), foreclosed, or charged-off;

(m)  Servicer shall maintain complete records for each Mortgage Loan which shall be clearly marked to reflect the ownership of each Mortgage Loan by Owner;

(n)  Neither this Agreement nor any written statement, report or other document prepared and furnished or to be prepared and furnished by the Servicer pursuant to this Agreement or in connection with the transactions contemplated hereby contains any untrue statement of material fact or omits to state a material fact necessary to make the statements contained herein or therein not misleading; and

(o)  With respect to any Mortgage Loan, prior to the related Effective Date, the Servicer has serviced such Mortgage Loan in accordance with the terms of the related servicing agreement between the Servicer and the Seller and in accordance with Accepted Servicing Practices.  On or before the related Effective Date, all prior servicing agreements with respect to the related Mortgage Loan have been terminated, the Servicer has been reimbursed for any and all outstanding advances and other expenses with respect to such Mortgage Loan to which the Servicer is entitled under the terms of the related servicing agreement or otherwise, and the Servicer acknowledges that it has no rights or claims against the Owner with respect thereto.  As of the related Effective Date, the Servicer is in possession of a complete Servicing File (except for any Mortgage Loan Documents in the possession of the Owner or a Custodian).

Section 3.02	Remedies.

(a)  The Servicer shall indemnify the Owner and hold it harmless against any losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments, and other costs and expenses resulting from any third party claim, demand, defense or assertion based on or grounded upon, or resulting from, a breach of the representations and warranties contained in this Agreement.

(b)  Any cause of action against the Servicer relating to or arising out of the breach of any representations and warranties made in Section 3.01 shall accrue as to any Mortgage Loan upon (i) discovery of such breach by the Owner or notice thereof by the Servicer to the Owner; (ii) failure by the Servicer to cure such breach, and (iii) demand upon the Servicer by the Owner for compliance with this Agreement.

ARTICLE IV
ADMINISTRATION AND SERVICING OF MORTGAGE LOANS

Section 4.01	Servicer to Act as Servicer.

The Servicer, as independent contract servicer, shall service and administer the Mortgage Loans in accordance with Accepted Servicing Practices and this Agreement and shall have full power and authority, acting alone, to do or cause to be done any and all things in connection with such servicing and administration which the Servicer may deem necessary or desirable and consistent with the terms of this Agreement.

Consistent with the terms of this Agreement, the Servicer may waive, modify or vary any term of any Mortgage Loan or consent to the postponement of strict compliance with any such term or in any manner grant indulgence to any Mortgagor if in the Servicer's reasonable and prudent determination such waiver, modification, postponement or indulgence is not materially adverse to the Owner; provided, however, that unless the Mortgagor is in default with respect to the Mortgage Loan or such default is, in the judgment of the Servicer imminent, the Servicer shall not permit any modification with respect to any Mortgage Loan that would change the Mortgage Interest Rate, defer or forgive the payment thereof or of any principal or interest payments, reduce the outstanding principal amount (except for actual payments of principal), make additional advances of additional principal or extend the final maturity date on such Mortgage Loan.  Without limiting the generality of the foregoing, the Servicer shall continue, and is hereby authorized and empowered, to execute and deliver on behalf of itself, and the Owner, all instruments of satisfaction or cancellation, or of partial or full release, discharge and all other comparable instruments, with respect to the Mortgage Loans and with respect to the Mortgaged Property.  If reasonably required by the Servicer, the Owner shall furnish the Servicer with any powers of attorney and other documents necessary or appropriate to enable the Servicer to carry out its servicing and administrative duties under this Agreement.

The Servicer shall notify MERS of the ownership interest of the Owner in each MOM Loan through the MORNET system or MIDANET system, as applicable, or any other comparable system acceptable to MERS.  At any time during the term of this Agreement, the Owner may direct the Servicer to cause any MOM Loan to be deactivated from the MERS System.

In servicing and administering the Mortgage Loans, the Servicer shall employ procedures including collection procedures and exercise the same care that it customarily employs and exercises in servicing and administering mortgage loans for its own account giving due consideration to accepted mortgage servicing practices of prudent servicing institutions and the Owner's reliance on the Servicer.

The Servicer will furnish, with respect to each Mortgage Loan, in accordance with the Fair Credit Reporting Act and its implementing regulations, accurate and complete information on its borrower credit files to Equifax, Experian, and Trans Union Credit  Information Company, on a monthly basis.

Section 4.02	Collection of Mortgage Loan Payments.

Continuously from the date hereof until the principal and interest on all Mortgage Loans are paid in full, the Servicer shall proceed diligently to collect all payments due under each Mortgage Loan when the same shall become due and payable and shall, to the extent such procedures shall be consistent with this Agreement and the terms and provisions of any related Primary Insurance Policy, follow such collection procedures as it follows with respect to mortgage loans comparable to the Mortgage Loans and held for its own account.  Further, the Servicer shall take special care in ascertaining and estimating annual ground rents, taxes, assessments, water rates which may become a lien on the Mortgaged Property, fire and hazard insurance  premiums, mortgage insurance premiums, and all other charges that, as provided in the Mortgage, will become due and payable to the end that the installments payable by the Mortgagors will be sufficient to pay such charges as and when they become due and payable.

Consistent with the foregoing and the servicing standards set forth in Section 4.01 the Servicer may in its discretion (i) waive any late payment charge or, if applicable, penalty interest, (ii) waive any provision of any Mortgage Loan requiring the related Mortgagor to submit to mandatory arbitration with respect to disputes arising thereunder or (iii) extend the due dates for Monthly Payments due on a Mortgage Note for a period of not greater than 180 days; provided that any extension pursuant to clause (iii) above shall not affect the amortization schedule of any Mortgage Loan for purposes of any computation hereunder, except as provided below. In the event of any such arrangement pursuant to clause (iii) above, the Servicer shall make timely advances on such Mortgage Loan during such extension pursuant to Section 4.03 and in accordance with the amortization schedule of such Mortgage Loan without modification thereof by reason of such arrangements. Notwithstanding the foregoing, in the event that any Mortgage Loan is in default or, in the judgment of the Servicer, such default is reasonably foreseeable, the Servicer, consistent with the standards set forth in Section 3.01 may waive, modify or vary any term of such Mortgage Loan (including, but not limited to, modifications that change the Mortgage Rate, forgive the payment of principal or interest or extend the final maturity date of such Mortgage Loan but not beyond the final maturity date of any Mortgage Loan that is part of the same Securitization Transaction or Whole Loan Transfer), accept payment from the related Mortgagor of an amount less than the Unpaid Principal Balance in final satisfaction of such Mortgage Loan (such payment, a “Short Pay-off”) or consent to the postponement of strict compliance with any such term or otherwise grant indulgence to any Mortgagor, if in the Servicer’s determination such waiver, modification, postponement or indulgence is not materially adverse to the interests of the Owner (taking into account any estimated realized loss that might result absent such action).

The Servicer or any designee of the Servicer shall not waive any Prepayment Charge with respect to any Mortgage Loan which contains a Prepayment Charge which prepays during the term of the penalty. If the Servicer or its designee fails to collect the Prepayment Charge upon any prepayment of any Mortgage Loan which contains a Prepayment Charge and data was available as of the transfer date or provided subsequently to ascertain such, the Servicer shall pay the Owner an amount equal to the Prepayment Charge which was not collected.  Notwithstanding the above, the Servicer or its designee may waive a Prepayment Charge without paying the Owner the amount of the Prepayment Charge if (i) the Mortgage Loan is in default (defined as 61 days or more delinquent) and such waiver would maximize recovery of total proceeds taking into account the value of such Prepayment Charge and the related Mortgage Loan or (ii) if the prepayment is not a result of a refinance by the Servicer or any of its Affiliates and (a) the Mortgage Loan is foreseen to be in default and such waiver would maximize recovery of total proceeds taking into account the value of such Prepayment Charge and the related Mortgage Loan or (b) the collection of the Prepayment Charge would be in violation of applicable laws or (c) the Mortgage Loan was a “high cost” or predatory loan as defined by federal, state or local law or (iii) the Mortgage Loan is satisfied as a result of a non voluntary payoff.  In the event the Servicer waives a Prepayment Charge in accordance with this Section 4.02, the Servicer shall provide to the Owner an Officer’s Certificate with the related remittance report as set forth in Section 5.02 of this Agreement, setting forth the criteria on which the Servicer relied upon in order to waive the Prepayment Charge.

Section 4.03	Realization Upon Defaulted Mortgage Loans.

(a)  The Servicer shall use its best efforts, consistent with Accepted Servicing Practices and the procedures that the Servicer would use in servicing loans for its own account, to foreclose upon or otherwise comparably convert the ownership of such Mortgaged Properties as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments pursuant to Section 4.01.  The Servicer shall use its best efforts to realize upon defaulted Mortgage Loans in such a manner as will maximize the receipt of principal and interest by the Owner, taking into account, among other things, the timing of foreclosure proceedings.  The foregoing is subject to the provisions that, in any case in which Mortgaged Property shall have suffered damage, the Servicer shall not be required to expend its own funds toward the restoration of such property in excess of $2,000 unless it shall determine in its discretion (i) that such restoration will increase the proceeds of liquidation of the related Mortgage Loan to the Owner after reimbursement to itself for such expenses, and (ii) that such expenses will be recoverable by the Servicer through Insurance Proceeds or Liquidation Proceeds from the related Mortgaged Property, as contemplated in Section 4.05.  In the event that any payment due under any Mortgage Loan is not paid when the same becomes due and payable, or in the event the Mortgagor fails to perform any other covenant or obligation under the Mortgage Loan and such failure continues beyond any applicable grace period, the Servicer shall take such action as it shall deem to be in the best interest of the Owner.  In the event that any payment due under any Mortgage Loan remains delinquent for a period of ninety (90) days or more, the Servicer shall commence foreclosure proceedings, provided that prior to commencing foreclosure proceedings, the Servicer shall notify the Owner in writing of the Servicer's intention to do so, and the Servicer shall not commence foreclosure proceedings if the Owner objects to such action within ten (10) Business Days of receiving such notice.  In addition, the Servicer shall not commence foreclosure proceedings if the Servicer determines that there is insufficient equity in the related Mortgaged Property; in which case the Servicer shall not commence foreclosure and provide to Owner an Officer’s Certificate which sets forth the equity analysis and broker’s price opinion or appraisal which supports the Servicer’s decision.  With respect to any Mortgage Loans described in the preceding sentence, the Servicer shall only conduct foreclosure upon the written direction of the Owner.  The Servicer shall notify the Owner in writing of the commencement of foreclosure proceedings.  In such connection, the Servicer shall be responsible for all costs and expenses incurred by it in any such proceedings; provided, however, that it shall be entitled to reimbursement thereof from the related Mortgaged Property, as contemplated in Section 4.05.

(b)  Notwithstanding the foregoing provisions of this Section 4.03, with respect to any Mortgage Loan as to which the Servicer has received actual notice of, or has actual knowledge of, the presence of any toxic or hazardous substance on the related Mortgaged Property the Servicer shall not either (i) obtain title to such Mortgaged Property as a result of or in lieu of foreclosure or otherwise, or (ii) otherwise acquire possession of, or take any other action, with respect to, such Mortgaged Property if, as a result of any such action, the Owner would be considered to hold title to, to be a mortgagee-in-possession of, or to be an owner or operator of such Mortgaged Property within the meaning of the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended from time to time, or any comparable law, unless the Servicer has also previously determined, based on its reasonable judgment and a prudent report prepared by a Person who regularly conducts environmental audits using customary industry standards, that:

(1)  such Mortgaged Property is in compliance with applicable environmental laws or, if not, that it would be in the best economic interest of the Owner to take such actions as are necessary to bring the Mortgaged Property into compliance therewith; and

(2)  there are no circumstances present at such Mortgaged Property relating to the use, management or disposal of any hazardous substances, hazardous materials, hazardous wastes, or petroleum-based materials for which investigation, testing, monitoring, containment, clean-up or remediation could be required under any federal, state or local law or regulation, or that if any such materials are present for which such action could be required, that it would be in the best economic interest of the Owner to take such actions with respect to the affected Mortgaged Property.

The cost of the environmental audit report contemplated by this Section 4.03 shall be advanced by the Servicer, subject to the Servicer's right to be reimbursed therefor from the Custodial Account as provided in Section 4.05(vi).

If the Servicer determines, as described above, that it is in the best economic interest of the Owner to take such actions as are necessary to bring any such Mortgaged Property into compliance with applicable environmental laws, or to take such action with respect to the containment, clean-up or remediation of hazardous substances, hazardous materials, hazardous wastes, or petroleum-based materials affecting any such Mortgaged Property, then the Servicer shall take such action as it deems to be in the best economic interest of the Owner. The cost of any such compliance, containment, cleanup or remediation shall be advanced by the Servicer, subject to the Servicer's right to be reimbursed therefor from the Custodial Account as provided in Section 4.05(vi).

(c)  Proceeds received in connection with any Final Recovery Determination, as well as any recovery resulting from a partial collection of Insurance Proceeds or Liquidation Proceeds in respect of any Mortgage Loan, will be applied in the following order of priority: first, to reimburse the Servicer for any related unreimbursed Servicing Advances, pursuant to Section 4.05(iii); second, to accrued and unpaid interest on the Mortgage Loan, to the date of the Final Recovery Determination, or to the Due Date prior to the Distribution Date on which such amounts are to be distributed if not in connection with a Final Recovery Determination; and third, as a recovery of principal of the Mortgage Loan. If the amount of the recovery so allocated to interest is less than the full amount of accrued and unpaid interest due on such Mortgage Loan, the amount of such recovery will be allocated by the Servicer as follows: first, to unpaid Servicing Fees; and second, to the balance of the interest then due and owing.  The portion of the recovery so allocated to unpaid Servicing Fees shall be reimbursed to the Servicer pursuant to Section 4.05(iv).

(d)  Notwithstanding anything to the contrary contained herein, the Owner may, at the Owner's sole option, terminate the Servicer as servicer of any Mortgage Loan which becomes ninety (90) days or greater delinquent in payment of a scheduled Monthly Payment, without payment of any termination fee with respect thereto, provided that the Servicer shall on the date said termination takes effect be reimbursed for any unreimbursed Monthly Advances of the Servicer's funds made pursuant to Section 5.06 and any unreimbursed Servicing Advances and Servicing Fees relating to such delinquent Mortgage Loan notwithstanding anything to the contrary set forth in Section 4.05.

(e)  With respect to Mortgage Loans which are in default or current but reasonably likely to go into default, the Servicer shall follow the loss mitigation procedures set forth on Exhibit I hereto.

Section 4.04	Establishment of Custodial Accounts; Deposits in Custodial Accounts.

The Servicer shall segregate and hold all funds collected and received pursuant to each Mortgage Loan separate and apart from any of its own funds and general assets and shall establish and maintain one or more Custodial Accounts, in the form of time deposit or demand accounts.  The creation of any Custodial Account shall be evidenced by a Custodial Account Letter Agreement in the form of Exhibit B.

The Servicer shall deposit or cause to be deposited, on a daily basis, in the clearing account (which account must be an Eligible Account) in which it customarily deposits payments and collections on mortgage loans in connection with its mortgage loan servicing activities, on the date of receipt of such deposits and collections, on a daily basis, and shall thereafter deposit in the Custodial Account, no event more than one Business Day after the deposit of such funds into the clearing account, as and when received or as otherwise required hereunder, the following collections received by the Servicer and payments made by the Servicer:

(i)  all payments on account of principal on the Mortgage Loans;

(ii)  all payments on account of interest on the Mortgage Loans;

(iii)  all Liquidation Proceeds;

(iv)  all Insurance Proceeds including amounts required to be deposited pursuant to Sections 4.08, 4.10 and 4.11, other than proceeds to be held in the Escrow Account and applied to the restoration or repair of the Mortgaged Property or released to the Mortgagor in accordance with the Servicer's normal servicing procedures, the loan documents or applicable law;

(v)  all Condemnation Proceeds affecting any Mortgaged Property which are not released to the Mortgagor in accordance with Accepted Servicing Practices and the Servicer's normal servicing procedures, the loan documents or applicable law;

(vi)  all Monthly Advances;

(vii)  any amounts required to be deposited by the Servicer pursuant to Subsection 4.11 in connection with the deductible clause in any blanket hazard insurance policy.  Such deposit shall be made from the Servicer's own funds, without reimbursement therefor;

(viii)  any amounts required to be deposited by the Servicer in connection with any REO Property pursuant to Section 4.13;

(ix)  any amounts required to be deposited in the Custodial Account pursuant to Sections 4.14, 5.01 and 6.02; and

(x)  with respect to each Principal Prepayment in full as to any Mortgage Loan which is subject to a Securitization Transaction and which occurs between the first day of the Prepayment Period and the last day of the calendar month prior to the Distribution Date, an amount (to be paid by the Servicer out of its own funds without reimbursement therefor) which, when added to all amounts allocable to interest received in connection with such Principal Prepayment, equals one month's interest on the amount of principal so prepaid at the Mortgage Interest Rate, provided, however, that in no event shall the aggregate of deposits made by the Servicer pursuant to this clause (x) exceed the aggregate amount of the Servicer’s servicing compensation in the calendar month in which such deposits are required.

The foregoing requirements for deposit in the Custodial Account shall be exclusive, it being understood and agreed that, without limiting the generality of the foregoing, payments in the nature of Servicing Fees, late payment charges and assumption fees, to the extent permitted by Section 4.01, need not be deposited by the Servicer in the Custodial Account.  Such Custodial Account shall be an Eligible Account.  Any interest or earnings on funds deposited in the Custodial Account by the depository institution shall accrue to the benefit of the Servicer and the Servicer shall be entitled to retain and withdraw such interest from the Custodial Account pursuant to Section 4.05(iii).  The Servicer shall give notice to the Owner of the location of the Custodial Account when established and prior to any change thereof.

The Servicer shall not use any payments, collections or other funds that are required to be deposited into the Custodial Account for any purpose other than those expressly set forth in this Agreement and shall have no right to use such amounts for any other purpose.

If the balance on deposit in the Custodial Account exceeds $75,000 as of the commencement of business on any Business Day and the Custodial Account constitutes an Eligible Account solely pursuant to clause (ii) of the definition of Eligible Account, the Servicer shall, on or before twelve o'clock noon Eastern time on such Business Day, withdraw from the Custodial Account any and all amounts payable to the Owner and remit such amounts to the Owner by wire transfer of immediately available funds.

Section 4.05	Permitted Withdrawals From the Custodial Account.

The Servicer may, from time to time, withdraw from the Custodial Account for the following purposes:

(i)  to make distributions to the Owner in the amounts and in the manner provided for in Section 5.01;

(ii)  to reimburse itself for Monthly Advances, the Servicer's right to reimburse itself pursuant to this subclause (ii) being limited to amounts received on the related Mortgage Loan which represent late collections (net of the related Servicing Fees) respecting which any such advance was made;

(iii)  to reimburse itself for unreimbursed Servicing Advances, the Servicer's right to reimburse itself pursuant to this subclause (iii) with respect to any Mortgage Loan being limited to related Liquidation Proceeds, Condemnation Proceeds, Insurance Proceeds and such other amounts as may be collected by the Servicer from the Mortgagor or otherwise relating to the Mortgage Loan;

(iv)  to pay to itself pursuant to Section 6.03 as servicing compensation (a) any interest earned on funds in the Custodial Account (all such interest to be withdrawn monthly not later than each Distribution Date), and (b) the Servicing Fee from that portion of any payment or recovery as to interest on a particular Mortgage Loan;

(v)  to reimburse the Servicer for any Monthly Advance or Servicing Advance previously made which the Servicer has determined to be a Nonrecoverable Monthly Advance or a Nonrecoverable Servicing Advance, which reimbursement shall be limited to the proceeds from Mortgage Loans which are subject to the same Securitization Transaction or Whole Loan Transfer as the Mortgage Loan as to which such Nonrecoverable Monthly Advance or Nonrecoverable Servicing Advance was made;

(vi)  to pay, or to reimburse the Servicer for advances in respect of, expenses incurred in connection with any Mortgage Loan pursuant to Section 4.03(b), but only to the extent of amounts received in respect of the Mortgage Loans to which such expense is attributable;

(vii)  to clear and terminate the Custodial Account on the termination of this Agreement.

The Servicer shall keep and maintain separate accounting, on a Mortgage Loan by Mortgage Loan basis, for the purpose of justifying any withdrawal from the Custodial Account pursuant to such subclauses (ii) - (vi) above.  The Servicer shall provide written notification in the form of an Officers' Certificate to the Owner or other report as agreed upon by the Owner and the Servicer, on or prior to the next succeeding Distribution Date, upon making any withdrawals from the Custodial Account pursuant to subclause (v) above.

The Servicer shall not use any payments, collections or other funds that are required to be deposited into the Custodial Account for any purpose other than those expressly set forth in this Agreement and shall have no right to use such amounts for any other purpose.

Section 4.06	Establishment of Escrow Accounts; Deposits in Escrow Accounts.

The Servicer shall segregate and hold all funds collected and received pursuant to each Mortgage Loan which constitute Escrow Payments separate and apart from any of its own funds and general assets and shall establish and maintain one or more Escrow Accounts, in the form of time deposit or demand accounts.  The creation of any Escrow Account shall be evidenced by Escrow Account Letter Agreement in the form of Exhibit C.

The Servicer shall deposit or cause to be deposited, on a daily basis, in the clearing account (which account must be an Eligible Account) in which it customarily deposits payments and collections on mortgage loans in connection with its mortgage loan servicing activities, on the date of receipt of such deposits and collections, on a daily basis, and shall thereafter deposit in the Escrow Account, in no event more than one Business Day after the deposit of such funds into the clearing account, as and when received or as otherwise required hereunder, and retain therein: (i) all Escrow Payments collected on account of the Mortgage Loans, for the purpose of effecting timely payment of any such items as required under the terms of this Agreement, and (ii) all Insurance Proceeds which are to be applied to the restoration or repair of any Mortgaged Property.  The Servicer shall make withdrawals therefrom only to effect such payments as are required under this Agreement, and for such other purposes as shall be as set forth or in accordance with Subsection 11.08.  The Servicer shall be entitled to retain any interest paid on funds deposited in the Escrow Account by the depository institution other than interest on escrowed funds required by law to be paid to the Mortgagor and, to the extent required by law, the Servicer shall pay interest on escrowed funds to the Mortgagor notwithstanding that the Escrow Account is non-interest bearing or that interest paid thereon is insufficient for such purposes.

The Servicer shall not use any payments, collections or other funds that are required to be deposited into the Escrow Account for any purpose other than those expressly set forth in this Agreement and shall have no right to use such amounts for any other purpose.

Section 4.07	Permitted Withdrawals From Escrow Account.

Withdrawals from the Escrow Account may be made by the Servicer (i) to effect timely payments of ground rents, taxes, assessments, water rates, hazard insurance premiums, Primary Insurance Policy premiums, if applicable, and comparable items, (ii) to reimburse the Servicer for any Servicing Advance made by the Servicer with respect to a related Mortgage Loan but only from amounts received on the related Mortgage Loan which represent late payments or collections of Escrow Payments thereunder, (iii) to refund to the Mortgagor any funds as may be determined to be overages, (iv) for transfer to the Custodial Account in accordance with the terms of this Agreement, (v) for application to restoration or repair of the Mortgaged Property, (vi) to pay to the Servicer, or to the Mortgagor to the extent required by law, any interest paid on the funds deposited in the Escrow Account, or (vii) to clear and terminate the Escrow Account on the termination of this Agreement.

Section 4.08	Payment of Taxes, Insurance and Other Charges; Maintenance of Primary Insurance Policies; Collections Thereunder.

With respect to each Mortgage Loan, the Servicer shall maintain accurate records reflecting the status of ground rents, taxes, assessments, water rates and other charges which are or may become a lien upon the Mortgaged Property and the status of Primary Insurance Policy premiums and fire and hazard insurance coverage and shall obtain, from time to time, all bills for the payment of such charges, including insurance renewal premiums and shall effect payment thereof prior to the applicable penalty or termination date and at a time appropriate for securing maximum discounts allowable, employing for such purpose deposits of the Mortgagor in the Escrow Account which shall have been estimated and accumulated by the Servicer in amounts sufficient for such purposes, as allowed under the terms of the Mortgage and applicable law.

To the extent that a Mortgage does not provide for Escrow Payments, the Servicer (i) shall determine whether any such payments are made by the Mortgagor in a manner and at a time that is necessary to avoid the loss of the Mortgaged Property due to a tax sale or the foreclosure as a result of a tax lien and (ii) shall ensure that all insurance required to be maintained on the Mortgaged Property pursuant to this Agreement is maintained.  If any such payment has not been made and the Servicer receives notice of a tax lien with respect to the Mortgage Loan being imposed, the Servicer will, to the extent required to avoid loss of the Mortgaged Property, advance or cause to be advanced funds necessary to discharge such lien on the Mortgaged Property; provided that any penalties and interest assessed with respect to any late Escrow Payments shall be recoverable by the Servicer only to the extent of the first delinquent Escrow Payment.  For the avoidance of doubt, the Servicer will not be reimbursed for any additional penalties or interest paid by the Servicer with respect to delinquent Escrow Payments other than such penalties and interest related to the first delinquent Escrow Payment.  The Servicer assumes full responsibility for the payment of all such bills and shall effect payments of all such bills irrespective of the Mortgagor’s faithful performance in the payment of same or the making of the Escrow Payments and shall make Servicing Advances from its own funds to effect such payments.

The obligation of the Servicer to make such Servicing Advances is mandatory, notwithstanding any other provision of this Agreement, and, with respect to any Mortgage Loan or REO Property, shall continue until a the Servicer determines that all Condemnation Proceeds, Insurance Proceeds, Liquidation Proceeds and other payments or recoveries which the Servicer, in its reasonable good faith judgment, expects to be finally recoverable in respect thereof have been so recovered in connection therewith; provided that, notwithstanding anything herein to the contrary, no Servicing Advance shall be required to be made hereunder by the Servicer if such Servicing Advance would, if made, be a Nonrecoverable Servicing Advance.  The determination by the Servicer that it has made a Nonrecoverable Servicing  Advance or that any proposed Servicing Advance, if made, would constitute a Nonrecoverable Servicing Advance, shall be evidenced by an Officers’ Certificate delivered to the Owner.

The Servicer shall maintain in full force and effect, a Primary Insurance Policy, issued by a Qualified Insurer, with respect to each Mortgage Loan for which such coverage is required.  Such coverage shall be maintained until the Loan-to-Value Ratio of the related Mortgage Loan is reduced to that amount for which Fannie Mae no longer requires such insurance to be maintained.  The Servicer will not cancel or refuse to renew any Primary Insurance Policy in effect on the Effective Date that is required to be kept in force under this Agreement unless a replacement Primary Insurance Policy for such cancelled or non- renewed policy is obtained from and maintained with a Qualified Insurer.  The Servicer shall not take any action which would result in non-coverage under any applicable Primary Insurance Policy of any loss which, but for the actions of the Servicer, would have been covered thereunder.  In connection with any assumption or substitution agreement entered into or to be entered into pursuant to Section 6.01, the Servicer shall promptly notify the insurer under the related Primary Insurance Policy, if any, of such assumption or substitution of liability in accordance with the terms of such policy and shall take all actions which may be required by such insurer as a condition to the continuation of coverage under the Primary Insurance Policy.  If such Primary Insurance Policy is terminated as a result of such assumption or substitution of liability, the Servicer shall use its best efforts to obtain a replacement Primary Insurance Policy as provided above.

In connection with its activities as servicer, the Servicer agrees to prepare and present, on behalf of itself, and the Owner, claims to the insurer under any Primary Insurance Policy in a timely fashion in accordance with the terms of such policies and, in this regard, to take such action as shall be necessary to permit recovery under any Primary Insurance Policy respecting a defaulted Mortgage Loan.  Pursuant to Section 4.04, any amounts collected by the Servicer under any Primary Insurance Policy shall be deposited in the Custodial Account, subject to withdrawal pursuant to Section 4.05.

Section 4.09	Transfer of Accounts.

The Servicer may transfer the Custodial Account or the Escrow Account to a different depository institution from time to time.  Such transfer shall be made only upon obtaining the consent of the Owner in advance of such transfer, which consent shall not be unreasonably withheld.  In any case, the Custodial Account and Escrow Account shall be Eligible Accounts and be evidenced by a letter agreement in the form of Exhibit B or Exhibit C attached hereto.

Section 4.10	Maintenance of Hazard Insurance.

The Servicer shall cause to be maintained for each Mortgage Loan fire and hazard insurance with extended coverage as is customary in the area where the Mortgaged Property is located in an amount which is at least equal to the least of (i) the current principal balance of such Mortgage Loan (including any cumulative related Negative Amortization), (ii) the amount necessary to fully compensate for any damage or loss to the improvements which are a part of such property on a replacement cost basis and (iii) the maximum insurable value of the improvements which are a part of such Mortgaged Property, in each case in an amount not less than such amount as is necessary to avoid the application of any coinsurance clause contained in the related hazard insurance policy.  If the Mortgaged Property is in an area identified on a Flood Hazard Boundary Map or Flood Insurance Rate Map issued by the Flood Emergency Management Agency as having special flood hazards and such flood insurance has been made available, the Servicer will cause to be maintained a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration with a generally acceptable insurance carrier, in an amount representing coverage not less than the least of (i) the unpaid principal balance of the related Mortgage Loan (plus, if the Mortgage Loan provides for negative amortization, the maximum amount of Negative Amortization in accordance with the Mortgage), (ii) the maximum amount of such insurance available for the related Mortgaged Property under the national flood insurance program (assuming that the area in which such Mortgaged Property is located is participating in such program) and (iii) the maximum insurable value of the improvements which are a part of such Mortgaged Property; provided, that, such flood insurance must also be equal to the replacement value or the maximum payable amount under the Flood Disaster Protection Act (“FDPA”).  The Servicer also shall maintain on any REO Property, fire and hazard insurance with extended coverage in an amount which is at least equal to the lesser of (i) the maximum insurable value of the improvements which are a part of such property and (ii) the outstanding principal balance of the related Mortgage Loan (including any cumulative related Negative Amortization) at the time it became an REO Property plus accrued interest at the Mortgage Interest Rate and related Servicing Advances, liability insurance and, to the extent required and available under the National Flood Insurance Act of 1968 or the Flood Disaster Protection Act of 1973, as amended, flood insurance in an amount as provided above.  Pursuant to Section 4.04, any amounts collected by the Servicer under any such policies other than amounts to be deposited in the Escrow Account and applied to the restoration or repair of the Mortgaged Property or REO Property, or released to the Mortgagor in accordance with the Servicer's normal servicing procedures, shall be deposited in the Custodial Account, subject to withdrawal pursuant to Section 4.05.  Any cost incurred by the Servicer in maintaining any such insurance shall not, for the purpose of calculating distributions to the Owner, be added to the unpaid principal balance of the related Mortgage Loan, notwithstanding that the terms of such Mortgage Loan so permit.  It is understood and agreed that no earthquake or other additional insurance need be required by the Servicer of the Mortgagor or maintained on property acquired in respect of the Mortgage Loan, other than as provided pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance.  All such policies shall be endorsed with standard mortgagee clauses with loss payable to the Servicer, or upon request to the Owner, and shall provide for at least thirty (30) days prior written notice of any cancellation, reduction in the amount of, or material change in, coverage to the Servicer.  The Servicer shall not interfere with the Mortgagor's freedom of choice in selecting either his insurance carrier or agent, provided, however, that the Servicer shall not accept any such insurance policies from insurance companies unless such companies currently reflect a General Policy Rating of A:VI or better in Best's Key Rating Guide and are licensed to do business in the state wherein the property subject to the policy is located.

If a Mortgage Loan is secured by a unit in a condominium project, the Servicer shall verify that the coverage required of the owner’s association, including hazard, flood, liability, and fidelity coverage, secure from such homeowner’s association its agreement to notify the Servicer promptly of any change in insurance coverage or of any condemnation or casualty loss that may have a material effect on the value of the Mortgaged Property as security.

In the event that the Owner or the Servicer shall determine that the Mortgaged Property should be insured against loss or damage by hazards and risks not covered by the insurance required to be maintained by the Mortgagor pursuant to the terms of the Mortgage, the Servicer shall communicate and consult with the Mortgagor with respect to the need for such insurance and bring to the Mortgagor's attention the required amount of coverage for the Mortgaged Property and if the Mortgagor does not obtain such coverage, the Servicer shall immediately force place the required coverage on the Mortgagor’s behalf.

Section 4.11	Maintenance of Mortgage Impairment Insurance Policy.

In the event that the Servicer shall obtain and maintain a mortgage impairment or blanket policy issued by an issuer that has a rating in Best's Key Rating Guide of A:VI insuring against hazard losses on all of Mortgaged Properties securing the Mortgage Loans, then, to the extent such policy provides coverage in an amount equal to the amount required pursuant to Section 4.10 and otherwise complies with all other requirements of Section 4.10, the Servicer shall conclusively be deemed to have satisfied its obligations as set forth in Section 4.10, it being understood and agreed that such policy may contain a deductible clause, in which case the Servicer shall, in the event that there shall not have been maintained on the related Mortgaged Property or REO Property a policy complying with Section 4.10, and there shall have been one or more losses which would have been covered by such policy, deposit in the Custodial Account the amount not otherwise payable under the blanket policy because of such deductible clause.  In connection with its activities as servicer of the Mortgage Loans, the Servicer agrees to prepare and present, on behalf of the Owner, claims under any such blanket policy in a timely fashion in accordance with the terms of such policy.  Upon request of the Owner, the Servicer shall cause to be delivered to the Owner a certified true copy of such policy and a statement from the insurer thereunder that such policy shall in no event be terminated or materially modified without thirty (30) days prior written notice to the Owner.

Section 4.12	Fidelity Bond, Errors and Omissions Insurance.

The Servicer shall maintain, at its own expense, a blanket fidelity bond and an errors and omissions insurance policy, with broad coverage with responsible companies that would meet the requirements of Fannie Mae or Freddie Mac on all officers, employees or other persons acting in any capacity with regard to the Mortgage Loans to handle funds, money, documents and papers relating to the Mortgage Loans.  The fidelity bond and errors and omissions insurance shall be in the form of the Mortgage Banker's Blanket Bond and shall protect and insure the Servicer against losses, including forgery, theft, embezzlement, fraud, errors and omissions and negligent acts of such persons.  Such fidelity bond shall also protect and insure the Servicer against losses in connection with the failure to maintain any insurance policies required pursuant to this Agreement and the release or satisfaction of a Mortgage Loan without having obtained payment in full of the indebtedness secured thereby.  No provision of this Section 4.12 requiring the fidelity bond and errors and omissions insurance shall diminish or relieve the Servicer from its duties and obligations as set forth in this Agreement.  The minimum coverage under any such bond and insurance policy shall be at least equal to the corresponding amounts required by Fannie Mae in the Fannie Mae Servicing Guide or by Freddie Mac in the Freddie Mac Servicers' and Servicers' Guide unless the Servicer has obtained a waiver from Fannie Mae or Freddie Mac and the Owner has consented to such waiver.  Upon request of the Owner, the Servicer shall cause to be delivered to the Owner a certified true copy of the fidelity bond and insurance policy and a statement from the surety and the insurer that such fidelity bond or insurance policy shall in no event be terminated or materially modified without thirty (30) days' prior written notice to the Owner.  Upon such modification, Servicer shall promptly provide to Owner a certified true copy of such fidelity bond or insurance policy.

Section 4.13	Title, Management and Disposition of REO Property.

In the event that title to the Mortgaged Property is acquired in foreclosure or by deed in lieu of foreclosure, the deed or certificate of sale shall be taken in the name of the person designated by the Owner.  Any Person or Persons holding such title other than the Owner shall acknowledge in writing that such title is being held as nominee for the benefit of the Owner.

The Servicer shall either itself or through an agent selected by the Servicer, manage, conserve, protect and operate each REO Property (and may temporarily rent the same) in the same manner that it manages, conserves, protects and operates other foreclosed property for its own account, and in the same manner that similar property in the same locality as the REO Property is managed.  If a REMIC election is or is to be made with respect to the arrangement under which the Mortgage Loans and any REO Property are held, the Servicer shall manage, conserve, protect and operate each REO Property in a manner which does not cause such REO Property to fail to qualify as “foreclosure property” within the meaning of Section 860G(a)(8) of the Code or result in the receipt by such REMIC of any “income from non-permitted assets” within the meaning of Section 860F(a)(2)(B) of the Code or any “net income from foreclosure property” within the meaning of Section 860G(c)(2) of the Code.  The Servicer shall cause each REO Property to be inspected promptly upon the acquisition of title thereto and shall cause each REO Property to be inspected at least monthly thereafter.  The Servicer shall make or cause to be made a written report of each such inspection.  Such reports shall be retained in the Mortgage File and copies thereof shall be forwarded by the Servicer to the Owner.  The Servicer shall use its best efforts to dispose of the REO Property as soon as possible and shall sell such REO Property in any event within one year after title has been taken to such REO Property, unless the Servicer determines, and gives appropriate notice to the Owner, that a longer period is necessary for the orderly liquidation of such REO Property.  If a period longer than one year is necessary to sell any REO property, (i) the Servicer shall report monthly to the Owner as to the progress being made in selling such REO Property and (ii) if, with the written consent of the Owner, a purchase money mortgage is taken in connection with such sale, such purchase money mortgage shall name the Servicer as mortgagee, and a separate servicing agreement between the Servicer and the Owner shall be entered into with respect to such purchase money mortgage.  Notwithstanding the foregoing, if a REMIC election is made with respect to the arrangement under which the Mortgage Loans and the REO Property are held, such REO Property shall be disposed of before the close of the third taxable year following the taxable year in which the Mortgage Loan became an REO Property, unless the Servicer provides to the trustee under such REMIC an opinion of counsel to the effect that the holding of such REO Property subsequent to the close of the third taxable year following the taxable year in which the Mortgage Loan became an REO Property, will not result in the imposition of taxes on "prohibited transactions" as defined in Section 860F of the Code, or cause the transaction to fail to qualify as a REMIC at any time that certificates are outstanding.  Servicer shall manage, conserve, protect and operate each such REO Property for the certificateholders solely for the purpose of its prompt disposition and sale in a manner which does not cause such property to fail to qualify as "foreclosure property" within the meaning of Section 860F(a)(2)(E) of the Code, or any "net income from foreclosure property" which is subject to taxation under the REMIC provisions of the Code.  Pursuant to its efforts to sell such property, the Servicer shall either itself or through an agent selected by Servicer, protect and conserve such property in the same manner and to such an extent as is customary in the locality where such property is located.  Additionally, Servicer shall perform the tax withholding and reporting related to Sections 1445 and 6050J of the Code.

With respect to each REO Property, the Servicer shall segregate and hold all funds collected and received in connection with the operation of the REO Property in the Custodial Account separate and apart from its own funds or general assets and shall separately account for and maintain records with respect to each such REO Property.

The Servicer shall deposit or cause to be deposited, on a daily basis in the Custodial Account all revenues received with respect to the related REO Property and shall withdraw therefrom funds necessary for the proper operation, management and maintenance of the REO Property, including the cost of maintaining any hazard insurance pursuant to Section 4.10 hereof and the fees of any managing agent acting on behalf of the Servicer.

The Servicer shall furnish to the Owner on each Distribution Date, an operating statement for each REO Property covering the operation of each REO Property for the previous month.  Such operating statement shall be accompanied by such other information as the Owner shall reasonably request.  Together with such statement, the Servicer shall furnish to the Owner a statement covering the Servicer’s efforts in connection with the sale of such REO Property and any rental of such REO Property incidental to the sale thereof for the previous month.

Each REO Disposition shall be carried out by the Servicer at such price and upon such terms and conditions as the Servicer deems to be in the best interest of the Owner and only with the prior written consent of the Owner.  If as of the date title to any REO Property was acquired by the Servicer there were outstanding unreimbursed Servicing Advances with respect to the REO Property, the Servicer, upon an REO Disposition of such REO Property, shall be entitled to reimbursement for any related unreimbursed Servicing Advances from proceeds received in connection with such REO Disposition.  The proceeds from the REO Disposition, net of any payment to the Servicer as provided above, shall be deposited in the Custodial Account on the date received for distribution on the succeeding Distribution Date in accordance with Section 5.01.

Section 4.14	Notification of Adjustments.

On each Adjustment Date, the Servicer shall make interest rate adjustments for each ARM Loan in compliance with the requirements of the related Mortgage and Mortgage Note. The Servicer shall execute and deliver the notices required by each Mortgage and Mortgage Note regarding interest rate adjustments. The Servicer also shall provide timely notification to the Owner of all applicable data and information regarding such interest rate adjustments and the Servicer's methods of implementing such interest rate adjustments. Upon the discovery by the Servicer or the Owner that the Servicer has failed to adjust a Mortgage Interest Rate or a Monthly Payment pursuant to the terms of the related Mortgage Note and Mortgage, the Servicer shall immediately deposit in the Custodial Account from its own funds the amount of any interest loss caused thereby without reimbursement therefor.  Upon receipt from the Master Servicer, if applicable, of a schedule of forecasted future rate and payment changes, Servicer shall cooperate with the Master Servicer to reconcile such report to its projections in advance if such changes are being used for the application of payments on its system.

Section 4.15	Reports and Returns to be Filed by the Servicer.

The Servicer shall file information reports with respect to the receipt of mortgage interest received in a trade or business, reports of foreclosures and abandonments of any Mortgaged Property and information returns relating to cancellation of indebtedness income with respect to any Mortgaged Property as required by Sections 6050H, 6050J and 6050P of the Code.  Such reports shall be in form and substance sufficient to meet the reporting requirements imposed by such Sections 6050H, 6050J and 6050P of the Code.

Section 4.16	Superior Liens.

With respect to each second lien Mortgage, the Servicer shall, for the protection of the Owner's interest, file (or cause to be filed) of record a request for notice of any action by a superior lienholder where permitted by local law and whenever applicable state law does not require that a junior lienholder be named as a party defendant in foreclosure proceedings in order to foreclose such junior lienholder's equity of redemption.  The Servicer shall also notify any superior lienholder in writing of the existence of the Mortgage Loan and request notification of any action (as described below) to be taken against the Borrower or the Mortgaged Property by the superior lienholder.

If the Servicer is notified that any superior lienholder has accelerated or intends to accelerate the obligations secured by the superior lien, or has declared or intends to declare a default under the superior mortgage or the promissory note secured thereby, or has filed or intends to file an election to have the Mortgaged Property sold or foreclosed, the Servicer shall take whatever actions are necessary to protect the interests of the Owner, and/or to preserve the security of the related Mortgage Loan, subject to any requirements applicable to REMICs pursuant to the Internal Revenue Code.  The Servicer shall make a Servicing Advance of the funds necessary to cure the default or reinstate the superior lien if the Servicer determines that such Servicing Advance is in the best interests of the Owner.

Section 4.17	Sub-Servicing Agreements Between the Servicer and Subservicers.

The Servicer, as servicer, may arrange for the subservicing of any Mortgage Loan by a Subservicer pursuant to a Sub-Servicing Agreement; provided that such sub-servicing arrangement and the terms of the related Sub-Servicing Agreement must provide for the servicing of such Mortgage Loans in a manner consistent with the servicing arrangements contemplated hereunder.  Each Subservicer shall be (i) authorized to transact business in the state or states where the related Mortgaged Properties it is to service are situated, if and to the extent required by applicable law to enable the Subservicer to perform its obligations hereunder and under the Sub-Servicing Agreement and (ii) a Freddie Mac or Fannie Mae approved mortgage servicer.  Notwithstanding the provisions of any Sub-Servicing Agreement, any of the provisions of this Agreement relating to agreements or arrangements between the Servicer or a Subservicer or reference to actions taken through the Servicer or otherwise, the Servicer shall remain obligated and liable to the Owner and its successors and assigns for the servicing and administration of the Mortgage Loans in accordance with the provisions of this Agreement without diminution of such obligation or liability by virtue of such Sub-Servicing Agreements or arrangements or by virtue of indemnification from the Subservicer and to the same extent and under the same terms and conditions as if the Servicer alone were servicing and administering the Mortgage Loans. Every Sub-Servicing Agreement entered into by the Servicer shall contain a provision giving the successor servicer the option to terminate such agreement in the event a successor servicer is appointed.  All actions of each Subservicer performed pursuant to the related Sub-Servicing Agreement shall be performed as an agent of the Servicer with the same force and effect as if performed directly by the Servicer.

For purposes of this Agreement, the Servicer shall be deemed to have received any collections, recoveries or payments with respect to the Mortgage Loans that are received by a Subservicer regardless of whether such payments are remitted by the Subservicer to the Servicer.

Section 4.18	Successor Subservicers.

Any Sub-Servicing Agreement shall provide that the Servicer shall be entitled to terminate any Sub-Servicing Agreement and to either itself directly service the related Mortgage Loans or enter into a Sub-Servicing Agreement with a successor Subservicer which qualifies under Section 4.20.  Any Sub-Servicing Agreement shall include the provision that such agreement may be immediately terminated by any successor to the Servicer without fee, in accordance with the terms of this Agreement, in the event that the Servicer (or any successor to the Servicer) shall, for any reason, no longer be the servicer of the related Mortgage Loans (including termination due to an Event of Default).

Section 4.19	No Contractual Relationship Between Subservicer and Owner.

Any Sub-Servicing Agreement and any other transactions or services relating to the Mortgage Loans involving a Subservicer shall be deemed to be between the Subservicer and the Servicer alone and the Owner shall not be deemed a party thereto and shall have no claims, rights, obligations, duties or liabilities with respect to any Subservicer except as set forth in Section 4.20.

Section 4.20	Assumption or Termination of Sub-Servicing Agreement by Successor Servicer.

In connection with the assumption of the responsibilities, duties and liabilities and of the authority, power and rights of the Servicer hereunder by a successor servicer pursuant to Section 12.01 of this Agreement, it is understood and agreed that the Servicer’s rights and obligations under any Sub-Servicing Agreement then in force between the Servicer and a Subservicer shall be assumed simultaneously by such successor servicer without act or deed on the part of such successor servicer; provided, however, that any successor servicer may terminate the Subservicer.

The Servicer shall, upon the reasonable request of the Owner, but at its own expense, deliver to the assuming party documents and records relating to each Sub-Servicing Agreement and an accounting of amounts collected and held by it and otherwise use its best efforts to effect the orderly and efficient transfer of the Sub-Servicing Agreements to the assuming party.

Section 4.21	Inspections.

If any Mortgage Loan is more than sixty (60) days delinquent, the Servicer shall promptly inspect the Mortgaged Property and shall conduct subsequent inspections in accordance with Accepted Servicing Practices or as may be required by the primary mortgage guaranty insurer.  The Servicer shall keep a record of each such inspection and, upon request, shall provide the Owner with such information.  With respect to any Mortgage Loan which is subject to a Securitization Transaction, the Servicer shall promptly notify the related Master Servicer of any damage or other significant issue discovered by such inspections.

Section 4.22	Confidentiality/Protection of Customer Information.

The Servicer shall keep confidential and shall not divulge to any party, without the Owner's prior written consent, the price paid by the Owner for the Mortgage Loans, except to the extent that it is reasonable and necessary for the Servicer to do so in working with legal counsel, auditors, taxing authorities or other governmental agencies. Each party agrees that it shall comply with all applicable laws and regulations regarding the privacy or security of Customer Information shall maintain appropriate administrative, technical and physical safeguards to protect the security, confidentiality and integrity of Customer Information, including maintaining security measures designed to meet the objectives of the Interagency Guidelines Establishing Standards for Safeguarding Customer Information, 66 Fed. Reg. 8616 (the “Interagency Guidelines”).  For purposes of this Section, the term “Customer Information” shall have the meaning assigned to it in the Interagency Guidelines.

Section 4.23	Fair Credit Reporting Act.

For each Mortgage Loan, the Servicer shall accurately and fully furnish, in accordance with the Fair Credit Reporting Act and its implementing regulations, accurate and complete information (e.g., favorable and unfavorable) on its borrower credit files to each of the following credit repositories: Equifax Credit Information Services, Trans Union, LLC and Experian Information Solution, Inc., on a monthly basis.

Section 4.24	Nonrecoverability.

           Notwithstanding anything herein to the contrary, no Servicing Advance shall be made hereunder if such Servicing Advance would, if made, constitute a Nonrecoverable Servicing Advance. The determination by the Servicer that it has made a Nonrecoverable Servicing Advance or that any proposed Servicing Advance would constitute a Nonrecoverable Servicing Advance if made shall be evidenced by an Officer’s Certificate, delivered to the Owner, which details the reasons for such determination and contains a broker price opinion or similar appraisal, at the reasonable discretion of the Servicer, of the value of the Mortgaged Property, along with other information that a reasonable party would need to arrive at the same conclusion.  The Servicer shall thereafter take such action as is necessary to recover the amount so advanced.  If, after review of such Officer’s Certificate, the Owner disagrees with the Servicer’s assessment, such Servicing Advances shall not be deemed to be Nonrecoverable Servicing Advances and the Servicer will not recover such Servicing Advances as Nonrecoverable Servicing Advance, or will immediately readvance any such amount which was previously recovered as a Nonrecoverable Servicing Advance.

ARTICLE V
PAYMENTS TO THE OWNER

Section 5.01	Distributions.

On each Distribution Date, the Servicer shall distribute to the Owner all amounts credited to the Custodial Account as of the close of business on the preceding Determination Date, net of charges against or withdrawals from the Custodial Account pursuant to Section 4.05; plus (ii) with respect to any Mortgage Loan which is subject to a Securitization Transaction, all Monthly Advances, if any, which the Servicer is obligated to distribute pursuant to Section 5.06, minus (iii) with respect to any Mortgage Loan that is subject to a Securitization Transaction, any amounts attributable to Principal Prepayments received after the last day of the Prepayment Period immediately preceding the related Determination Date and minus (iv) any amounts attributable to Monthly Prepayments collected but due on a Due Date or Dates subsequent to the preceding Determination Date.

All distributions made to the Owner on each Distribution Date will be made to the Owner of record on such date, and shall be based on the Mortgage Loans owned and held by the Owner, and shall be made by wire transfer of immediately available funds to the account of the Owner at a bank or other entity having appropriate facilities therefor, if the Owner shall have so notified the Servicer or by check mailed to the address of the Owner.

With respect to any remittance received by the Owner on or after the Business Day on which such payment was due, the Servicer shall pay to the Owner interest on any such late payment at an annual rate equal to the prime rate announced to be in effect from time to time, as published as the average rate in The Wall Street Journal from time to time, adjusted as of the date of each change, plus three (3) percentage points, but in no event greater than the maximum amount permitted by applicable law.  Such interest shall be paid by the Servicer to the Owner on the date such late payment is made and shall cover the period commencing with the day following such Business Day and ending with the Business Day on which such payment is made, both inclusive.  Such interest shall be remitted along with such late payment.  The payment by the Servicer of any such interest shall not be deemed an extension of time for payment or a waiver of any Event of Default by the Servicer.

Section 5.02	Remittance Reports.

(a)           Except with respect to a Mortgage Loan that is subject to a Securitization Transaction, no later than the fifth Business Day of each month, the Servicer shall furnish to the Owner or its designee an electronic file containing, and a hard copy of, the monthly data specified on Exhibit G hereto in a form acceptable to the Owner and the Servicer, with a trial balance report attached thereto, as to the remittance period ending on the last day of the preceding month.  With respect to a Mortgage Loan that is subject to a Securitization Transaction, no later than five (5) days prior to the related Distribution Date, the Servicer shall furnish to the Owner or its designee an electronic file containing, and a hard copy of, the monthly data specified on Exhibit G hereto in a form acceptable to the Owner and the Servicer, with a trial balance report attached thereto, as to the remittance period ending on the related Determination Date.  On the Business Day following each Determination Date, the Servicer shall deliver to the Owner or its designee by telecopy (or by such other means as the Servicer and the Owner may agree from time to time) an electronic file containing, and a hard copy of, the determination data with respect to the related Distribution Date, together with such other information with respect to the Mortgage Loans as the Owner may reasonably require to allocate distributions made pursuant to this Agreement and provide appropriate statements with respect to such distributions and a report with respect to prepayments received on the Mortgage Loans in  the prior month.  On the same date, the Servicer shall forward to the Owner by e-mail an electronic file in a form acceptable to the Owner and the Servicer containing the information set forth in the remittance report with respect to the related Distribution Date.  With respect any Mortgage Loan which is subject to a Securitization Transaction, Servicer shall provide to Owner, within two (2) Business Days after the end of the related Prepayment Period, a prepayment report if such Mortgage Loan has been prepaid in full or in part during the related Prepayment Period.

(b)           In addition, no later than the fifth Business Day of each month, the Servicer shall furnish to the Owner or its designee an electronic copy and hard copy of the surveillance data set forth on Schedule A attached hereto.  The Servicer shall deliver such surveillance data to mbsdata@citigroup.com.  Further, no later than the fifth Business Day of each month, the Servicer shall furnish to the Owner or its designee a report setting forth the detail of activity for the prior month for any Mortgage Loan which is ninety (90) or more days past due, including any Mortgage Loan in bankruptcy or foreclosure.

Section 5.03	Statements to the Owner.

Upon the Owner’s request, the Servicer shall forward to the Owner or its designee a statement prepared by the Servicer setting forth the status of the Custodial Account as of the close of business on such Distribution Date and showing, for the period covered by such statement, the aggregate amount of deposits into and withdrawals from the Custodial Account of each category of deposit specified in Section 4.04 and each category of withdrawal specified in Section 4.05.

In addition, not more than sixty (60) days after the end of each calendar year, the Servicer shall furnish to each Person who was the Owner at any time during such calendar year, as to the aggregate of remittances for the applicable portion of such year, an annual statement in accordance with the requirements of applicable federal income tax law.

The Servicer shall prepare and file any and all tax returns, information statements or other filings required to be delivered to any governmental taxing authority or to any Owner pursuant to any applicable law with respect to the Mortgage Loans and the transactions contemplated hereby.  In addition, the Servicer shall provide the Owner with such information concerning the Mortgage Loans as is necessary for the Owner to prepare its federal income tax return as any Owner may reasonably request from time to time.

Section 5.04	Real Estate Owned Reports.

On or prior to the fifth (5th) Business Day of the month, with respect to any REO Property, the Servicer shall furnish to the Owner a statement covering the Servicer's efforts in connection with the sale of such REO Property and any rental of such REO Property incidental to the sale thereof for the previous month, together with the operating statement.  Such statement shall be accompanied by such other information as the Owner shall reasonably request.

Section 5.05	Liquidation Reports.

Within five (5) Business Day of the foreclosure sale of any Mortgaged Property or the acquisition thereof by the Owner pursuant to a deed-in-lieu of foreclosure, the Servicer shall submit to the Owner a liquidation report with respect to such Mortgaged Property.

Section 5.06	Monthly Advances by the Servicer.

(a)  Not later than the close of business on the Business Day preceding each Distribution Date, the Servicer shall deposit in the Custodial Account, with respect to any Mortgage Loan which is subject to a Securitization Transaction, an amount equal to all payments not previously advanced by the Servicer, whether or not deferred pursuant to Section 4.01, of principal (due after the Cut-off Date) and interest not allocable to the period prior to the Cut-off Date, at the Mortgage Interest Rate net of the Servicing Fee, which were due on a Mortgage Loan and delinquent at the close of business on the related Determination Date.

(b)  The obligation of the Servicer to make such Monthly Advances is mandatory, notwithstanding any other provision of this Agreement, and, with respect to any Mortgage Loan or REO Property, shall continue until a Final Recovery Determination in connection therewith; provided that, notwithstanding anything herein to the contrary, no Monthly Advance shall be required to be made hereunder by the Servicer if such Monthly Advance would, if made, constitute a Nonrecoverable Monthly Advance.  The determination by the Servicer that it has made a Nonrecoverable Monthly Advance or that any proposed Monthly Advance, if made, would constitute a Nonrecoverable Monthly Advance, shall be evidenced by an Officers' Certificate delivered to the Owner.

ARTICLE VI
GENERAL SERVICING PROCEDURES

Section 6.01	Assumption Agreements.

The Servicer shall, to the extent it has knowledge of any conveyance or prospective conveyance by any Mortgagor of the Mortgaged Property (whether by absolute conveyance or by contract of sale, and whether or not the Mortgagor remains or is to remain liable under the Mortgage Note and/or the Mortgage), exercise its rights to accelerate the maturity of such Mortgage Loan under any “due-on-sale” clause applicable thereto; provided, however, that the Servicer shall not exercise any such rights if prohibited by law from doing so or if the exercise of such rights would impair or threaten to impair any recovery under the related Primary Insurance Policy, if any.  If the Servicer reasonably believes it is unable under applicable law to enforce such “due-on-sale” clause, the Servicer shall enter into an assumption agreement with the person to whom the Mortgaged Property has been conveyed or is proposed to be conveyed, pursuant to which such person becomes liable under the Mortgage Note and, to the extent permitted by applicable state law, the Mortgagor remains liable thereon.  Where an assumption is allowed pursuant to this Section 6.01, the Servicer, with the prior written consent of the insurer under the Primary Insurance Policy, if any, is authorized to enter into a substitution of liability agreement with the person to whom the Mortgaged Property has been conveyed or is proposed to be conveyed pursuant to which the original Mortgagor is released from liability and such Person is substituted as Mortgagor and becomes liable under the related Mortgage Note.  Any such substitution of liability agreement shall be in lieu of an assumption agreement.

In connection with any such assumption or substitution of liability, the Servicer shall follow the underwriting practices and procedures of prudent mortgage lenders in the state in which the related Mortgaged Property is located.  With respect to an assumption or substitution of liability, Mortgage Interest Rate, the amount of the Monthly Payment, and the final maturity date of such Mortgage Note may not be changed.  The Servicer shall notify the Owner that any such substitution of liability or assumption agreement has been completed by forwarding to the Owner the original of any such substitution of liability or assumption agreement, which document shall be added to the related Mortgage File and shall, for all purposes, be considered a part of such Mortgage File to the same extent as all other documents and instruments constituting a part thereof.  Any fee collected by the Servicer for entering into an assumption or substitution of liability agreement in excess of 1% of the outstanding principal balance of the Mortgage Loan shall be deposited in the Custodial Account pursuant to Section 4.04.

Notwithstanding the foregoing paragraphs of this Subsection or any other provision of this Agreement, the Servicer shall not be deemed to be in default, breach or any other violation of its obligations hereunder by reason of any assumption of a Mortgage Loan by operation of law or any assumption which the Servicer may be restricted by law from preventing, for any reason whatsoever.  For purposes of this Section 4.19, the term “assumption” is deemed to also include a sale of the Mortgaged Property subject to the Mortgage that is not accompanied by an assumption or substitution of liability agreement.

Section 6.02	Satisfaction of Mortgages and Release of Mortgage Files.

Upon the payment in full of any Mortgage Loan, or the receipt by the Servicer of a notification that payment in full will be escrowed in a manner customary for such purposes, the Servicer will immediately notify the Owner by a certification of a servicing officer of the Servicer (a “Servicing Officer”), which certification shall include a statement to the effect that all amounts received or to be received in connection with such payment which are required to be deposited in the Custodial Account pursuant to Section 4.04 have been or will be so deposited, and shall request execution of any document necessary to satisfy the Mortgage Loan and delivery to it of the portion of the Mortgage File held by the Owner or the Owner's designee.  Upon receipt of such certification and request, the Owner, shall promptly release the related mortgage documents to the Servicer and the Servicer shall prepare and process any satisfaction or release.  No expense incurred in connection with any instrument of satisfaction or deed of reconveyance shall be chargeable to the Custodial Account or the Owner.

In the event the Servicer satisfies or releases a Mortgage without having obtained payment in full of the indebtedness secured by the Mortgage or should it otherwise prejudice any right the Owner may have under the mortgage instruments, the Servicer, upon written demand, shall remit to the Owner the then outstanding principal balance of the related Mortgage Loan by deposit thereof in the Custodial Account.  The Servicer shall maintain the fidelity bond insuring the Servicer against any loss it may sustain with respect to any Mortgage Loan not satisfied in accordance with the procedures set forth herein.

From time to time and as appropriate for the servicing or foreclosure of any Mortgage Loan, including, for this purpose, collection under any Primary Insurance Policy, the Owner shall, upon request of the Servicer and delivery to the Owner of a servicing receipt signed by a Servicing Officer, release the requested portion of the Mortgage Loan Documents held by the Owner or the Custodian to the Servicer.  Such servicing receipt shall obligate the Servicer to return the related Mortgage documents to the Owner when the need therefor by the Servicer no longer exists, unless the Mortgage Loan has been liquidated and the Liquidation Proceeds relating to the Mortgage Loan have been deposited in the Custodial Account or the Mortgage File or such document has been delivered to an attorney, or to a public trustee or other public official as required by law, for purposes of initiating or pursuing legal action or other proceedings for the foreclosure of the Mortgaged Property either judicially or non-judicially, and the Servicer has delivered to the Owner a certificate of a Servicing Officer certifying as to the name and address of the Person to which such Mortgage File or such document was delivered and the purpose or purposes of such delivery.  Upon receipt of a certificate of a Servicing Officer stating that such Mortgage Loan was liquidated, the servicing receipt shall be released by the Owner to the Servicer.

Section 6.03	Servicing Compensation.

As compensation for its services hereunder, the Servicer shall, subject to Section 4.04(x), be entitled to withdraw from the Custodial Account or to retain from interest payments on the Mortgage Loans the amounts provided for as the Servicer's Servicing Fee.  Additional servicing compensation in the form of assumption fees, as provided in Section 6.01, and late payment charges and similar ancillary servicing compensation shall be retained by the Servicer to the extent not required to be deposited in the Custodial Account.  The Servicer shall not be permitted to retain any portion of the Prepayment Charges collected on the Mortgage Loans, which Prepayment Charges shall be remitted to the Owner.  The Servicer shall be required to pay all expenses incurred by it in connection with its servicing activities hereunder and shall not be entitled to reimbursement therefor except as specifically provided for.

Section 6.04	Statement as to Compliance.

With respect to any Mortgage Loan which is not subject to a Securitization Transaction, the Servicer will deliver to the Owner, not later than 75 days following the end of each calendar year, an Officers’ Certificate stating, as to each signatory thereof, that (i) a review of the activities of the Servicer during the preceding year and of performance under this Agreement has been made under such officers’ supervision and (ii) to the best of such officers’ knowledge, based on such review, the Servicer has fulfilled all of its obligations under this Agreement throughout such year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status thereof.  Copies of such statement shall be provided by the Owner to any Person identified as a prospective Owner of the Mortgage Loans.

Section 6.05	Independent Public Accountants’ Servicing Report.

With respect to any Mortgage Loan which is not subject to a Securitization Transaction, not later March 15 of each calendar year, the Servicer at its expense shall cause a firm of independent public accountants (which may also render other services to the Servicer) which is a member of the American Institute of Certified Public Accountants to furnish a statement to the Owner or its designee to the effect that such firm has examined certain documents and records relating to the servicing of the Mortgage Loans under this Agreement or of mortgage loans under pooling and servicing agreements (including the Mortgage Loans and this Agreement) substantially similar one to another (such statement to have attached thereto a schedule setting forth the pooling and servicing agreements covered thereby) and that, on the basis of such examination conducted substantially in compliance with the Uniform Single Attestation Program for Mortgage Bankers, such firm confirms that such servicing has been conducted in compliance with this Agreement or such pooling and servicing agreements, as applicable, except for such significant exceptions or errors in records that, in the opinion of such firm, the Uniform Single Attestation Program for Mortgage Bankers requires it to report.  Copies of such statement shall be provided by the Owner to any Person identified as a prospective Owner of the Mortgage Loans.

Section 6.06	Access to Certain Documentation.

The Servicer shall provide to the Office of Thrift Supervision, the FDIC and any other federal or state banking or insurance regulatory authority that may exercise authority over the Owner access to the documentation regarding the Mortgage Loans serviced by the Servicer required by applicable laws and regulations.  Such access shall be afforded without charge, but only upon reasonable request and during normal business hours at the offices of the Servicer.  In addition, access to the Servicer’s documentation, policies and procedures will be provided to the Owner and any Person identified to the Servicer by the Owner without charge, upon reasonable request during normal business hours at the offices of the Servicer, and knowledgeable servicing officers of the Servicer shall also be available to discuss any servicing related issues with Owner.  Owner may also observe the Servicer’s business in the performance of its duties under this Agreement, and shall have access to review any clearing accounts through which funds are received or disbursed.

Section 6.07	Compliance with REMIC Provisions.

If a REMIC election has been made with respect to the arrangement under which the Mortgage Loans and REO Property are held, the Servicer shall not take any action, cause the REMIC to take any action or fail to take (or fail to cause to be taken) any action that, under the REMIC Provisions, if taken or not taken, as the case may be, could (i) endanger the status of the REMIC as a REMIC or (ii) result in the imposition of a tax upon the REMIC (including but not limited to the tax on “prohibited transactions” as defined in Section 860F(a)(2) of the Code and the tax on “contributions” to a REMIC set forth in Section 860G(d) of the Code) unless the Servicer has received an Opinion of Counsel (at the expense of the party seeking to take such action) to the effect that the contemplated action will not endanger such REMIC status or result in the imposition of any such tax.

Section 6.08	Non-solicitation.

From and after the related Effective Date, the Servicer hereby agrees that it will not take any action, to personally, by telephone, mail, or otherwise to solicit the Mortgagor or obligor under any Mortgage Loan for the purpose of refinancing, in whole or in part.  It is understood and agreed that all rights and benefits relating to the solicitation of any Mortgagor and the attendant rights, title and interest in and to the list of such Mortgagor and data relating to their Mortgage (including insurance renewal dates) shall be transferred to Owner pursuant hereto on the related transfer date and the Servicer shall take no action to undermine these rights and benefits.  Notwithstanding the foregoing, it is understood and agreed that (1) promotions undertaken by the Servicer or any affiliate of the Servicer which are directed to the general public at large, or designated segments thereof including, without limitation, mass mailing based on commercially acquired mailing lists, calling campaigns, newspaper, billboard, radio, web site, internet and television advertisements and/or (2) statements on or “stuffers” in a Mortgagor’s monthly billing statement referencing the Servicer’s mortgage lending business, including its refinance lending business, shall not constitute solicitation under this Section 6.08.  Notwithstanding anything to the contrary, this Section 6.08 shall not prohibit the Servicer or its agents or Affiliates from serving the refinancing needs or other financial needs of a Mortgagor who without solicitation, contacts the Servicer or its agents or Affiliates directly.

Section 6.09	Repurchase.

The Servicer shall cooperate with the Owner in facilitating the repurchase of any Mortgage Loan by the original seller thereof.  Upon receipt by the Servicer of notice from the Owner of a breach by the original seller (which may include the Servicer as seller under any agreement) of a representation or warranty contained in any agreement between the Owner and such original seller, or a request by the Owner for the original seller to repurchase any Mortgage Loan, the Servicer shall, at the direction of the Owner and to the extent the Servicer is able, use its best efforts to cure and correct any such breach related to such deficiencies of the related Mortgage Loans.

           At the time of repurchase, the Owner or the Custodian, as applicable, and the Servicer shall arrange for the reassignment of the repurchased Mortgage Loan to the original seller according to the Owner’s instructions and the delivery of any documents held by the Servicer with respect to the repurchased Mortgage Loan.  As needed, the Servicer will facilitate the remittance of repurchase funds between the original seller and the Owner, but shall not be required to advance any funds for such repurchase.

ARTICLE VII
REPORTS TO BE PREPARED BY SERVICER

Section 7.01	Servicer Shall Provide Information as Reasonably Required.

The Servicer shall furnish to the Owner upon request, during the term of this Agreement, such periodic, special or other reports or information, whether or not provided for herein, as shall be necessary, reasonable or appropriate with respect to the purposes of this Agreement.  The Servicer may negotiate with the Owner for a reasonable fee for providing such report or information, unless (i) the Servicer is required to supply such report or information pursuant to any other section of this Agreement, or (ii) the report or information has been requested in connection with Internal Revenue Service or other regulatory agency requirements.  All such reports or information shall be provided by and in accordance with all reasonable instructions and directions given by the Owner. The Servicer agrees to execute and deliver all such instruments and take all such action as the Owner, from time to time, may reasonably request in order to effectuate the purpose and to carry out the terms of this Agreement.
ARTICLE VIII
THE SERVICER

Section 8.01	Indemnification; Third Party Claims.

The Servicer shall indemnify the Initial Owner and any subsequent Owner and hold them harmless against any and all claims, losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments, and any other costs, fees and expenses that the Initial Owner and any subsequent Owner may sustain in any way related to the failure of the Servicer to perform its obligations under this Agreement including but not limited to its obligation to service and administer the Mortgage Loans in strict compliance with the terms of this Agreement or any Reconstitution Agreement entered into pursuant to Section 10.

Section 8.02	Merger or Consolidation of the Servicer.

The Servicer shall keep in full force and effect its existence, rights and franchises as a corporation under the laws of the state of its incorporation except as permitted herein, and shall obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement or any of the Mortgage Loans, and to enable the Servicer to perform its duties under this Agreement.

Any Person into which the Servicer may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Servicer shall be a party, or any Person succeeding to the business of the Servicer, shall be the successor of the Servicer hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that the successor or surviving Person with respect to the Servicer shall be an institution whose deposits are insured by FDIC or a company whose business is the origination and servicing of mortgage loans, shall be a Fannie Mae or Freddie Mac approved seller/servicer and shall satisfy any requirements of Section 12.01 with respect to the qualifications of a successor to the Servicer.

Section 8.03	Limitation on Liability of the Servicer and Others.

Neither the Servicer, nor any of the officers, employees or agents of the Servicer shall be under any liability to the Owner for any action taken or for refraining from the taking of any action in good faith in connection with the servicing of the Mortgage Loans pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Servicer or any such person against any breach of warranties or representations made herein, or failure to perform its obligations in strict compliance with any standard of care set forth in this Agreement, or any liability which would otherwise be imposed by reason of any breach of the terms and conditions of this Agreement.  The Servicer or any officer, employee or agent of the Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder.  The Servicer shall not be under any obligation to appear in, prosecute or defend any legal action which is not incidental to its duty to service the Mortgage Loans in accordance with this Agreement and which in its opinion may involve it in any expenses or liability; provided, however, that the Servicer may, with the consent of the Owner, undertake any such action which it may deem necessary or desirable in respect to this Agreement and the rights and duties of the parties hereto.  In such event, the legal expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities for which the Owner shall be liable, the Servicer or shall be entitled to reimbursement therefor from the Owner upon written demand except when such expenses, costs and liabilities are subject to the Servicer’s indemnification under Section 8.01.

Section 8.04	Servicer Not to Resign.

The Servicer shall not assign this Agreement or any rights or obligations hereunder or resign from the obligations and duties hereby imposed on it except by mutual written consent of the parties hereto, or with respect to the Servicer, upon the determination that its servicing duties hereunder are no longer permissible under applicable law and such incapacity cannot be cured by the Servicer in which event the Servicer may resign as Servicer.  Any such determination permitting the resignation of the Servicer as servicer shall be evidenced by an Opinion of Counsel to such effect delivered to the Owner which Opinion of Counsel shall be in form and substance acceptable to the Owner.  No such resignation shall become effective until a successor shall have assumed the Servicer’s responsibilities and obligations hereunder in the manner provided in Section 12.01.

Section 8.05	No Transfer of Servicing.

The Servicer acknowledges that the Owner has acted in reliance upon the adequacy of the Servicer's servicing facilities, personnel, records and procedures, its integrity, reputation and financial standing and the continuance thereof.  Without in any way limiting the generality of this Section, the Servicer shall neither assign this Agreement nor the servicing hereunder nor delegate its rights or duties hereunder or any portion thereof, nor sell or otherwise dispose of all or substantially all of its property or assets, without the prior written approval of the Owner, which consent will not be unreasonably withheld.

Section 8.06	Indemnification by the Owner.

The Owner shall indemnify and hold the Servicer and its officers, directors, successors and any permitted assigns harmless from, and shall reimburse each of them for, all losses, incurred by or asserted against any of such individuals or entities which result from (i) any failure by the Owner  to perform its obligations in any material respect under any agreement with respect to the Mortgage Loans or (ii) any prior servicer’s (other than the Servicer or an Affiliate of the Servicer) failure to service a Mortgage Loan in accordance with Accepted Servicing Practices prior to the Transfer Date.  The Owner’s obligations under this Section 6.04 shall survive the Transfer Date and the termination of this Agreement.

ARTICLE IX
DEFAULT

Section 9.01	Events of Default.

In case one or more of the following Events of Default by the Servicer shall occur and be continuing, that is to say:

(i)  any failure by the Servicer to remit to the Owner any payment required to be made under the terms of this Agreement which continues unremedied for a period of one (1) Business Day after the date upon which notice of such failure, requiring the same to be remedied, shall have been given to the Servicer by the Owner; or

(ii)  failure on the part of the Servicer duly to observe or perform in any material respect any other of the covenants or agreements on the part of the Servicer set forth in this Agreement which continues unremedied for a period of thirty (30) days (except that such number of days shall be fifteen (15) in the case of a failure to pay any premium for any insurance policy required to be maintained under this Agreement) after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer by the Owner; or

(iii)  a decree or order of a court or agency or supervisory authority having jurisdiction for the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, including bankruptcy, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Servicer and such decree or order shall have remained in force undischarged or unstayed for a period of sixty (60) days; or

(iv)  the Servicer shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, bankruptcy, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Servicer or of or relating to all or substantially all of its property; or

(v)  the Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations; or

(vi)  failure by the Servicer to be in compliance with the “doing business” or licensing laws of any jurisdiction where a Mortgaged Property is located; or

(vii)  the Servicer ceases to meet the qualifications of either a Fannie Mae or Freddie Mac seller/servicer, the Servicer is not eligible to act as servicer or master servicer for mortgage loans subject to residential mortgage backed securities transactions rated by any nationally recognized rating agency or is eligible to act as such only with enhanced credit support, or if any Rating Agency reduces its rating of the Servicer as a  servicer to below “Average” or notifies the Servicer of a potential reduction of the Servicer’s rating as a special servicer to below “Average”; or

(viii)  the Servicer attempts to assign its right to servicing compensation hereunder or the Servicer attempts, without the written consent of the Owner, to sell or otherwise dispose of all or substantially all of its property or assets or to assign this Agreement or the servicing responsibilities hereunder or to delegate its duties hereunder or any portion thereof; or

(ix)  Servicer’s membership in MERS is terminated for any reason and any of the Mortgage Loans then serviced by the Servicer are MERS Mortgage Loans and such membership is not reinstated within one (1) Business Day; or

(x)  the Servicer fails to duly perform, within the required time period, its obligations under Section 11 or Sections 6.04 or 6.05 of this Agreement, which failure continues unremedied for a period of three (3) days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer by any party to this Agreement or by any master servicer responsible for master servicing the Mortgage Loans pursuant to a securitization of such Mortgage Loans;

then, and in each and every such case, so long as an Event of Default shall not have been remedied, the Owner, by notice in writing to the Servicer may, in addition to whatever rights the Owner may have under Section 8.01 and at law or equity to damages, including injunctive relief and specific performance, terminate all the rights and obligations of the Servicer under this Agreement and in and to the Mortgage Loans and the proceeds thereof without compensating the Servicer for the same.  From and after the receipt by the Servicer of such written notice, all authority and power of the Servicer under this Agreement, whether with respect to the Mortgage Loans or otherwise, shall pass to and be vested in the successor appointed pursuant to Section 12.01.  Upon written request from the Owner, the Servicer shall prepare, execute and deliver, any and all documents and other instruments, place in such successor’s possession all Servicing Files, and do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of the Mortgage Loans and related documents, or otherwise, at the Servicer’s sole expense.  The Servicer agrees to cooperate with the Owner and such successor in effecting the termination of the Servicer’s responsibilities and rights hereunder, including, without limitation, the transfer to such successor for administration by it of all cash amounts which shall at the time be credited by the Servicer to the Custodial Account or Escrow Account or thereafter received with respect to the Mortgage Loans or any REO Property.

Section 9.02	Waiver of Defaults.

The Owner may waive only by written notice any default by the Servicer in the performance of its obligations hereunder and its consequences.  Upon any such waiver of a past default, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been remedied for every purpose of this Agreement.  No such waiver shall extend to any subsequent or other default or impair any right consequent thereon except to the extent expressly so waived in writing.

ARTICLE X
TERMINATION

Section 10.01	Termination.

The respective obligations and responsibilities of the Servicer shall terminate upon the earliest to occur of the following: (i) the later of the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan or the disposition of all REO Property and the remittance of all funds due hereunder; (ii) by either 60 days’ written notice from the Owner to the Servicer, mutual consent of the Servicer and the Owner in writing, or as provided in Section 10.02; (iii) termination by the Owner pursuant to Section 9.01; and (iv) if notified by the Owner, upon the repurchase by the original seller of a Mortgage Loan pursuant to Section 6.09. Simultaneously with any such termination and the transfer of servicing hereunder, the Servicer shall be entitled to be reimbursed for any outstanding Servicing Advances and Monthly Advances (net of any amounts owed by the Servicer to the Owner hereunder).  In no event shall the Servicer be entitled to any termination fee or other compensation with respect to any termination of this Agreement or the Servicer’s rights hereunder, in whole or in part.

Section 10.02	Removal of Mortgage Loans from Inclusion Under this Agreement Upon a Securitization Transaction or Whole Loan Transfer.

The Owner and the Servicer agree that with respect to some or all of the Mortgage Loans, the Owner, at its sole option, may effect Whole Loan Transfers or Securitization Transactions, retaining the Servicer as the servicer thereof or subservicer if a master servicer is employed, or as applicable the “servicer”. At the election of the Owner, from and after the Reconstitution Date, the Mortgage Loans transferred shall remain covered by this Agreement, insofar as the Servicer shall continue to service such Mortgage Loans on behalf of the Owner in accordance with the terms and provisions of this Agreement or shall be subject to a pooling and servicing agreement or a subservicing agreement containing customary secondary market servicing provisions with respect to mortgage loans that are subject to a rated mortgage loan securitization, including without limitation, the provisions specified in paragraph (e) below.  In the event that the Owner elects not to retain the Servicer as servicer subsequent to a Whole Loan Transfer or Securitization Transaction, the Owner may terminate the Servicer as servicer without regard to the 60-day notice requirement set forth in Section 10.01(ii).

The Servicer shall cooperate with the Owner in connection with each Whole Loan Transfer or Securitization Transaction in accordance with this Section 10.02.  In connection therewith the Servicer shall:

(a)  cooperate fully with the Owner and any prospective Owner with respect to all reasonable requests and due diligence procedures including participating in meetings with rating agencies, bond insurers and such other parties as the Owner shall designate and participating in meetings with prospective Owners of the Mortgage Loans or interests therein and providing information reasonably requested by such Owners;

(b)  execute all Reconstitution Agreements, provided that each of the Servicer and the Owner is given an opportunity to review and reasonably negotiate in good faith the content of such other documents not specifically referenced or provided for herein;

(c)  with respect to any Whole Loan Transfer or Securitization Transaction,  the Servicer shall make the representations and warranties regarding the Servicer and the Mortgage Loans as are necessary to effect such Whole Loan Transfer or Securitization Transaction as of the date of the Whole Loan Transfer or Securitization Transaction;

(d)  deliver to the Owner for inclusion in any prospectus or other offering material such publicly available information regarding the Servicer, its financial condition and its mortgage loan delinquency, foreclosure and loss experience and any additional information requested by the Owner including, without limitation, information on the Mortgage Loans and the Servicer’s underwriting standards, and to deliver to the Owner any similar non public, unaudited financial information, in which case the Owner shall bear the cost of having such information audited by certified public accountants if the Owner desires such an audit, or as is otherwise reasonably requested by the Owner and which the Servicer is capable of providing without unreasonable effort or expense, and to indemnify the Owner and its affiliates for material misstatements or omissions or any alleged misstatements or omissions contained in such information;

(e)  deliver to the Owner and to any Person designated by the Owner, at the Owner’s expense, such statements and audit letters of reputable, certified public accountants pertaining to information provided by the Servicer pursuant to clause 4 above as shall be reasonably requested by the Owner;

(f)  deliver to the Owner, and to any Person designated by the Owner, such legal documents and in-house Opinions of Counsel as are customarily delivered by servicers and reasonably determined by the Owner to be necessary in connection with Whole Loan Transfers or Securitization Transactions, as the case may be, such in-house Opinions of Counsel for a Securitization Transaction to be in the form reasonably acceptable to the Owner;

(g)  negotiate and execute one or more subservicing agreements between the Servicer and any master servicer designated by the Owner in its sole discretion after consultation with the Servicer and/or one or more custodial and servicing agreements among the Owner, the Servicer and a third party custodian/trustee designated by the Owner in its sole discretion after consultation with the Servicer, in either case for the purpose of pooling the Mortgage Loans with other Mortgage Loans for resale or securitization;

(h)  in connection with any securitization of any Mortgage Loans, to execute a pooling and servicing agreement, which pooling and servicing agreement may, at the Owner’s direction, contain contractual provisions including, but not limited to, a 24-day certificate payment delay (54-day total payment delay), a distribution date specified by the Owner, servicer advances of delinquent scheduled payments of principal and interest through liquidation (unless deemed non-recoverable) and prepayment interest shortfalls (to the extent of the monthly servicing fee payable thereto) based, at the direction of the Owner on a calendar month basis or a remittance cycle from the 14th day of the prior month to the 13th day of the current month (or such other period as designated by the Owner), servicing and mortgage loan representations and warranties which in form and substance conform to the representations and warranties in this Agreement and to secondary market standards for securities backed by mortgage loans similar to the Mortgage Loans and such provisions with regard to servicing responsibilities, investor reporting, segregation and deposit of principal and interest payments, custody of the Mortgage Loans, and other covenants as are required by the Owner and one or more nationally recognized rating agencies for “AAA” rated mortgage pass-through transactions which are “mortgage related securities” for the purposes of the Secondary Mortgage Market Enhancement Act of 1984, unless otherwise mutually agreed.  At the option of the Owner, the facilities of the Depository Trust Company (“DTC”) may be used in connection with any class of security issued pursuant to any pooling agreement, subject only to the consent of the DTC.  In addition, at the sole option of the Owner, any REMIC residual class issued pursuant to any pooling agreement may be transferred to the Servicer.  If the Owner deems it advisable at any time to pool the Mortgage Loans with other mortgage loans for the purpose of resale or securitization, the Servicer agrees to execute one or more subservicing agreements between itself (as servicer) and a master servicer designated by the Owner at its sole discretion, and/or one or more servicing agreements among the Servicer (as servicer), the Owner and a trustee designated by the Owner at its sole discretion, such agreements in each case incorporating terms and provisions substantially identical to those described in the immediately preceding paragraph; and

(i)  execute a Servicer Notification in the form attached hereto as Exhibit H.

In the event the Owner has elected to have the Servicer hold record title to the Mortgages, prior to the Reconstitution Date the Servicer shall prepare an assignment in blank or, at the option of the Owner, to the Trustee from the Servicer acceptable to the Trustee for each Mortgage Loan that is part of the Whole Loan Transfers or Securitization Transactions. The Owner shall pay all preparation and recording costs associated therewith. The Servicer shall execute each assignment, track such assignments to ensure they have been recorded and deliver them as required by the trustee upon the Servicer’s receipt thereof.  Additionally, the Servicer shall prepare and execute, at the direction of the Owner, any note endorsements in connection with any and all seller/servicer agreements.

All Mortgage Loans not sold or transferred pursuant to a Whole Loan Transfer or Securitization Transaction shall remain subject to this Agreement and shall continue to be serviced in accordance with the terms of this Agreement and with respect thereto this Agreement shall remain in full force and effect.

Section 10.03	Transfer of Servicing for Defaulted Loans.

The Owner shall have the option, exercisable in its sole discretion and upon reasonable written notice to the Servicer, to transfer to a third-party servicer any Mortgage Loan that is more than sixty (60) days delinquent with respect to Monthly Payments.  In addition, upon the written request of Owner, Servicer shall service any Mortgage Loan in accordance with the Flow Subservicing Agreement, between Owner and Servicer, dated as of August 31, 2007.   Upon any such transfer as set forth in this Section 10.03, the Owner will reimburse the Servicer for all unpaid Servicing Fees, unreimbursed Monthly Advances and Servicing Advances with respect to such Mortgage Loan and the reasonable costs and expenses incurred by the Servicer in connection with the transfer of servicing with respect to such Mortgage Loan.

ARTICLE XI
COMPLIANCE WITH REGULATION AB

Section 11.01	Intent of the Parties; Reasonableness.

The Owner and the Servicer acknowledge and agree that the purpose of Article 11 of this Agreement is to facilitate compliance by the Owner and any Depositor with the provisions of Regulation AB and related rules and regulations of the Commission. Neither the Owner nor any Depositor shall exercise its right to request delivery of information or other performance under these provisions other than in good faith, or for purposes other than compliance with the Securities Act, the Exchange Act and the rules and regulations of the Commission thereunder. The Servicer acknowledges that interpretations of the requirements of Regulation AB may change over time, whether due to interpretive guidance provided by the Commission or its staff, consensus among participants in the asset-backed securities markets, advice of counsel, or otherwise, and agrees to comply with requests made by the Owner, any Master Servicer or any Depositor in good faith for delivery of information under these provisions on the basis of evolving interpretations of Regulation AB. In connection with any Securitization Transaction, the Servicer shall cooperate fully with the Owner and any Master Servicer to deliver to the Owner (including any of its assignees or designees), any Master Servicer and any Depositor, any and all statements, reports, certifications, records and any other information necessary in the good faith determination of the Owner, the Master Servicer or any Depositor to permit the Owner, such Master Servicer or such Depositor to comply with the provisions of Regulation AB, together with such disclosures relating to the Servicer, any Subservicer, and the Mortgage Loans, or the servicing of the Mortgage Loans, reasonably believed by the Owner or any Depositor to be necessary in order to effect such compliance.

Section 11.02	Additional Representations and Warranties of the Servicer.

(a)  The Servicer hereby represents to the Owner, to any Master Servicer and to any Depositor, as of the date on which information is first provided to the Owner, any Master Servicer or any Depositor under Section 11.03 that, except as disclosed in writing to the Owner, such Master Servicer or such Depositor prior to such date: (i) the Servicer is not aware and has not received notice that any default, early amortization or other performance triggering event has occurred as to any other securitization due to any act or failure to act of the Servicer; (ii) the Servicer has not been terminated as servicer in a residential mortgage loan securitization, either due to a servicing default or to application of a servicing performance test or trigger; (iii) no material noncompliance with the applicable servicing criteria with respect to other securitizations of residential mortgage loans involving the Servicer as servicer has been disclosed or reported by the Servicer; (iv) no material changes to the Servicer’s policies or procedures with respect to the servicing function it will perform under this Agreement and any Reconstitution Agreement for mortgage loans of a type similar to the Mortgage Loans have occurred during the three-year period immediately preceding the related Securitization Transaction; (v) there are no aspects of the Servicer’s financial condition that could have a material adverse effect on the performance by the Servicer of its servicing obligations under this Agreement or any Reconstitution Agreement; (vi) there are no material legal or governmental proceedings pending (or known to be contemplated) against the Servicer or any Subservicer; and (vii) there are no affiliations, relationships or transactions relating to the Servicer or any Subservicer with respect to any Securitization Transaction and any party thereto identified by the related Depositor of a type described in Item 1119 of Regulation AB.

(b)  If so requested by the Owner, any Master Servicer or any Depositor on any date following the date on which information is first provided to the Owner, any Master Servicer or any Depositor under Section 11.03, the Servicer shall, within five Business Days following such request, confirm in writing the accuracy of the representations and warranties set forth in paragraph (a) of this Section or, if any such representation and warranty is not accurate as of the date of such request, provide reasonably adequate disclosure of the pertinent facts, in writing, to the requesting party.

Section 11.03	Information to Be Provided by the Servicer.

In connection with any Securitization Transaction the Servicer shall (i) within five Business Days following request by the Owner or any Depositor, provide to the Owner and such Depositor (or, as applicable, cause each Subservicer to provide), in writing and in form and substance reasonably satisfactory to the Owner and such Depositor, the information and materials specified in paragraphs (c) and (g) of this Section, and (ii) as promptly as practicable following notice to or discovery by the Servicer, provide to the Owner and any Depositor (in writing and in form and substance reasonably satisfactory to the Owner and such Depositor) the information specified in paragraph (d) of this Section.

(a)   [Reserved]

(b)   [Reserved]

(c)  If so requested by the Owner or any Depositor, the Servicer shall provide such information regarding the Servicer, as servicer of the Mortgage Loans, and each Subservicer (each of the Servicer and each Subservicer, for purposes of this paragraph, a “Reg AB Servicer”), as is requested for the purpose of compliance with Items 1108, 1117 and 1119 of Regulation AB. Such information shall include, at a minimum:

(A)  the Reg AB Servicer’s form of organization;

(B)  a description of how long the Reg AB Servicer has been servicing residential mortgage loans; a general discussion of the Reg AB Servicer’s experience in servicing assets of any type as well as a more detailed discussion of the Reg AB Servicer’s experience in, and procedures for, the servicing function it will perform under this Agreement and any Reconstitution Agreements; information regarding the size, composition and growth of the Reg AB Servicer’s portfolio of residential mortgage loans of a type similar to the Mortgage Loans and information on factors related to the Reg AB Servicer that may be material, in the good faith judgment of the Owner or any Depositor, to any analysis of the servicing of the Mortgage Loans or the related asset-backed securities, as applicable, including, without limitation:

(1)
whether any prior securitizations of mortgage loans of a type similar to the Mortgage Loans involving the Reg AB Servicer have defaulted or experienced an early amortization or other performance triggering event because of servicing during the three-year period immediately preceding the related Securitization Transaction;

(2)	the extent of outsourcing the Reg AB Servicer utilizes;

(3)
whether there has been previous disclosure of material noncompliance with the applicable servicing criteria with respect to other securitizations of residential mortgage loans involving the Reg AB Servicer as a servicer during the three-year period immediately preceding the related Securitization Transaction;

(4)
whether the Reg AB Servicer has been terminated as servicer in a residential mortgage loan securitization, either due to a servicing default or to application of a servicing performance test or trigger; and

(5)	such other information as the Owner or any Depositor may reasonably request for the purpose of compliance with Item 1108(b)(2) of Regulation AB;

(C)  a description of any material changes during the three-year period immediately preceding the related Securitization Transaction to the Reg AB Servicer’s policies or procedures with respect to the servicing function it will perform under this Agreement and any Reconstitution Agreements for mortgage loans of a type similar to the Mortgage Loans;

(D)  information regarding the Reg AB Servicer’s financial condition, to the extent that there is a material risk that an adverse financial event or circumstance involving the Reg AB Servicer could have a material adverse effect on the performance by the Reg AB Servicer of its servicing obligations under this Agreement or any Reconstitution Agreement;

(E)  information regarding advances made by the Reg AB Servicer on the Mortgage Loans and the Reg AB Servicer’s overall servicing portfolio of residential mortgage loans for the three-year period immediately preceding the related Securitization Transaction, which may be limited to a statement by an authorized officer of the Reg AB Servicer to the effect that the Reg AB Servicer has made all advances required to be made on residential mortgage loans serviced by it during such period, or, if such statement would not be accurate, information regarding the percentage and type of advances not made as required, and the reasons for such failure to advance;

(F)  a description of the Reg AB Servicer’s processes and procedures designed to address any special or unique factors involved in servicing loans of a similar type as the Mortgage Loans;

(G)  a description of the Reg AB Servicer’s processes for handling delinquencies, losses, bankruptcies and recoveries, such as through liquidation of mortgaged properties, sale of defaulted mortgage loans or workouts;

(H)  information as to how the Reg AB Servicer defines or determines delinquencies and charge-offs, including the effect of any grace period, re-aging, restructuring, partial payments considered current or other practices with respect to delinquency and loss experience; and

(I)  a description of any material legal or governmental proceedings pending (or known to be contemplated) against the Reg AB Servicer; and

(J)  a description of any affiliation or relationship between the Reg AB Servicer and any of the following parties to a Securitization Transaction, as such parties are identified to the Reg AB Servicer by the Owner or any Depositor in writing in advance of such Securitization Transaction:

(1)           the sponsor;
(2)           the depositor;
(3)           the issuing entity;
(4)           any servicer;
(5)           any trustee;
(6)           any originator;
(7)           any significant obligor;
(8)           any enhancement or support provider; and
(9)           any other material transaction party.

(d)  For the purpose of satisfying the  reporting obligation under the Exchange Act with respect to any class of asset-backed securities, the Servicer shall (or shall cause each Subservicer to) (i) provide prompt notice to the Owner, any Master Servicer and any Depositor in writing of (A) any material litigation or governmental proceedings involving the Servicer or any Subservicer, (B) any affiliations or relationships that develop following the closing date of a Securitization Transaction between the Servicer, any Subservicer (and any other parties identified in writing by the requesting party) with respect to such Securitization Transaction, (C) any Event of Default under the terms of this Agreement or any Reconstitution Agreement, (D) any merger, consolidation  or sale of substantially all of the assets of the Servicer, and (E) the Servicer’s entry into an agreement with a Subservicer or Subcontractor to perform or assist in the performance of any of the Servicer’s obligations under this Agreement or any Reconstitution Agreement and (ii) provide to the Owner and any Depositor a description of such proceedings, affiliations or relationships.

(e)  As a condition to the succession to the Servicer or any Subservicer as servicer or subservicer under this Agreement or any Reconstitution Agreement by any Person (i) into which the Servicer or such Subservicer may be merged or consolidated, or (ii) which may be appointed as a successor to the Servicer or any Subservicer, the Servicer shall provide to the Owner and any Depositor, at least 15 calendar days prior to the effective date of such succession or appointment, (x) written notice to the Owner and any Depositor of such succession or appointment and (y) in writing and in form and substance reasonably satisfactory to the Owner and such Depositor, all information reasonably requested by the Owner or any Depositor in order to comply with its reporting obligation under Item 6.02 of Form 8-K with respect to any class of asset-backed securities.

(f)  In addition to such information as the Servicer, as servicer, is obligated to provide pursuant to other provisions of this Agreement, not later than ten days prior to the deadline for the filing of any distribution report on Form 10-D in respect of any Securitization Transaction that includes any of the Mortgage Loans serviced by the Servicer or any Subservicer, the Servicer or such Subservicer, as applicable, shall provide to the party responsible for filing such report (including, if applicable, the Master Servicer) notice of the occurrence of any of the following events along with all information, data, and materials related thereto as may be required to be included in the related distribution report on Form 10-D (as specified in the provisions of Regulation AB referenced below):

(i)
any material modifications, extensions or waivers of pool asset terms, fees, penalties or payments during the distribution period or that have cumulatively become material over time (Item 1121(a)(11) of Regulation AB);

(ii)	material breaches of pool asset representations or warranties or transaction covenants (Item 1121(a)(12) of Regulation AB); and

(iii)
information regarding new asset-backed securities issuances backed by the same pool assets, any pool asset changes (such as, additions, substitutions or repurchases), and any material changes in origination, underwriting or other criteria for acquisition or selection of pool assets (Item 1121(a)(14) of Regulation AB).

(g)  The Servicer shall provide to the Owner, any Master Servicer and any Depositor, such additional information as such party may reasonably request, including evidence of the authorization of the person signing any certification or statement, financial information and reports, and such other information related to the Servicer or any Subservicer or the Servicer or such Subservicer’s performance hereunder.

Section 11.04	Servicer Compliance Statement.

On or before March 5th of each calendar year, commencing in 2008, the Servicer shall deliver to the Owner, any Master Servicer and any Depositor a statement of compliance addressed to the Owner, such Master Servicer and such Depositor and signed by an authorized officer of the Servicer, to the effect that (i) a review of the Servicer’s activities during the immediately preceding calendar year (or applicable portion thereof) and of its performance under this Agreement and any applicable Reconstitution Agreement during such period has been made under such officer’s supervision, and (ii) to the best of such officers’ knowledge, based on such review, the Servicer has fulfilled all of its obligations under this Agreement and any applicable Reconstitution Agreement in all material respects throughout such calendar year (or applicable portion thereof) or, if there has been a failure to fulfill any such obligation in any material respect, specifically identifying each such failure known to such officer and the nature and the status thereof.

Section 11.05	Report on Assessment of Compliance and Attestation.

(a)  On or before March 5th of each calendar year, commencing in 2008, the Servicer shall:

(i)
deliver to the Owner, any Master Servicer and any Depositor a report (in form and substance reasonably satisfactory to the Owner, such Master Servicer and such Depositor) regarding the Servicer’s assessment of compliance with the Servicing Criteria during the immediately preceding calendar year, as required under Rules 13a-18 and 15d-18 of the Exchange Act and Item 1122 of Regulation AB. Such report shall be addressed to the Owner, such Master Servicer and such Depositor and signed by an authorized officer of the Servicer, and shall address each of the “Applicable Servicing Criteria” specified on Exhibit E hereto;

(ii)
deliver to the Owner, any Master Servicer and any Depositor a report of a registered public accounting firm reasonably acceptable to the Owner, such Master Servicer and such Depositor that attests to, and reports on, the assessment of compliance made by the Servicer and delivered pursuant to the preceding paragraph. Such attestation shall be in accordance with Rules 1-02(a)(3) and 2-02(g) of Regulation S-X under the Securities Act and the Exchange Act;

(iii)
cause each Subservicer, and each Subcontractor determined by the Servicer pursuant to Section 11.06(b) to be “participating in the servicing function” within the meaning of Item 1122 of Regulation AB, to deliver to the Owner, any Master Servicer and any Depositor an assessment of compliance and accountants’ attestation as and when provided in paragraphs (a) and (b) of this Section; and

(iv)
deliver to the Owner, any Depositor, any Master Servicer and any other Person that will be responsible for signing the certification (a “Sarbanes Certification”) required by Rules 13a-14(d) and 15d-14(d) under the Exchange Act (pursuant to Section 302 of the Sarbanes-Oxley Act of 2002) on behalf of an asset-backed issuer with respect to a Securitization Transaction a certification, signed by the appropriate officer of the Servicer, in the form attached hereto as Exhibit A.

(b)  The Servicer acknowledges that the parties identified in clause (a)(iv) above may rely on the certification provided by the Servicer pursuant to such clause in signing a Sarbanes Certification and filing such with the Commission.

Each assessment of compliance provided by a Subservicer pursuant to Section 11.05(a)(i) shall address each of the Servicing Criteria specified on a certification substantially in the form of Exhibit E hereto delivered to the Owner concurrently with the execution of this Agreement or, in the case of a Subservicer subsequently appointed as such, on or prior to the date of such appointment. An assessment of compliance provided by a Subcontractor pursuant to Section 11.05(a)(iii) need not address any elements of the Servicing Criteria other than those specified by the Servicer pursuant to Section 11.06.

Section 11.06	Use of Subservicers and Subcontractors.

The Servicer shall not hire or otherwise utilize the services of any Subservicer to fulfill any of the obligations of the Servicer as servicer under this Agreement or any Reconstitution Agreement unless the Servicer complies with the provisions of paragraph (a) of this Section. The Servicer shall not hire or otherwise utilize the services of any Subcontractor, and shall not permit any Subservicer to hire or otherwise utilize the services of any Subcontractor, to fulfill any of the obligations of the Servicer as servicer under this Agreement or any Reconstitution Agreement unless the Servicer complies with the provisions of paragraph (b) of this Section.

(a)  It shall not be necessary for the Servicer to seek the consent of the Owner, any Master Servicer or any Depositor to the utilization of any Subservicer. The Servicer shall cause any Subservicer used by the Servicer (or by any Subservicer) for the benefit of the Owner and any Depositor to comply with the provisions of this Section and with Sections 11.02, 11.03(c), (e), (f) and (g), 11.04, 11.05 and 11.07 of this Agreement to the same extent as if such Subservicer were the Servicer, and to provide the information required with respect to such Subservicer under Section 11.03(d) of this Agreement. The Servicer shall be responsible for obtaining from each Subservicer and delivering to the Owner and any Depositor any servicer compliance statement required to be delivered by such Subservicer under Section 11.04, any assessment of compliance and attestation required to be delivered by such Subservicer under Section 11.05 and any certification required to be delivered to the Person that will be responsible for signing the Sarbanes Certification under Section 11.05 as and when required to be delivered.

(b)  It shall not be necessary for the Servicer to seek the consent of the Owner, any Master Servicer or any Depositor to the utilization of any Subcontractor. The Servicer shall promptly upon request provide to the Owner, any Master Servicer and any Depositor (or any designee of the Depositor, such as an administrator) a written description (in form and substance satisfactory to the Owner, such Depositor and such Master Servicer) of the role and function of each Subcontractor utilized by the Servicer or any Subservicer, specifying (i) the identity of each such Subcontractor, (ii) which (if any) of such Subcontractors are “participating in the servicing function” within the meaning of Item 1122 of Regulation AB, and (iii) which elements of the Servicing Criteria will be addressed in assessments of compliance provided by each Subcontractor identified pursuant to clause (ii) of this paragraph.

As a condition to the utilization of any Subcontractor determined to be “participating in the servicing function” within the meaning of Item 1122 of Regulation AB, the Servicer shall cause any such Subcontractor used by the Servicer (or by any Subservicer) for the benefit of the Owner and any Depositor to comply with the provisions of Sections 11.05 and 11.07 of this Agreement to the same extent as if such Subcontractor were the Servicer. The Servicer shall be responsible for obtaining from each Subcontractor and delivering to the Owner and any Depositor any assessment of compliance and attestation required to be delivered by such Subcontractor under Section 11.05, in each case as and when required to be delivered.

Section 11.07	Indemnification; Remedies.

(a)  The Servicer shall indemnify the Owner, each affiliate of the Owner, and each of the following parties participating in a Securitization Transaction: each sponsor and issuing entity; each Person (including, but not limited to, any Master Servicer if applicable) responsible for the preparation, execution or filing of any report required to be filed with the Commission with respect to such Securitization Transaction, or for execution of a certification pursuant to Rule 13a-14(d) or Rule 15d-14(d) under the Exchange Act with respect to such Securitization Transaction; each broker dealer acting as underwriter, placement agent or initial purchaser, each Person who controls any of such parties or the Depositor (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act); and the respective present and former directors, officers, employees, agents and affiliates of each of the foregoing and of the Depositor (each, an “Indemnified Party”), and shall hold each of them harmless from and against any claims, losses, damages, penalties, fines, forfeitures, legal fees and expenses and related costs, judgments, and any other costs, fees and expenses that any of them may sustain arising out of or based upon:

(i)
(A) any untrue statement of a material fact contained or alleged to be contained in any information, report, certification, data, accountants’ letter or other material provided under this Article 11 by or on behalf of the Servicer, or provided under this Article 11 by or on behalf of any Subservicer or Subcontractor (collectively, the “Servicer Information”), or (B) the omission or alleged omission to state in the Servicer Information a material fact required to be stated in the Servicer Information or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, by way of clarification, that clause (B) of this paragraph shall be construed solely by reference to the Servicer Information and not to any other information communicated in connection with a sale or purchase of securities, without regard to whether the Servicer Information or any portion thereof is presented together with or separately from such other information;

(ii)
any breach by the Servicer of its obligations under this Article 11, including particularly any failure by the Servicer, any Subservicer or any Subcontractor to deliver any information, report, certification, accountants’ letter or other material when and as required under this Article 11, including any failure by the Servicer to identify pursuant to Section 11.06(b) any Subcontractor “participating in the servicing function” within the meaning of Item 1122 of Regulation AB;

(iii)
any breach by the Servicer of a representation or warranty set forth in Section 11.02(a) or in a writing furnished pursuant to Section 11.02(b) and made as of a date prior to the closing date of the related Securitization Transaction, to the extent that such breach is not cured by such closing date, or any breach by the Servicer of a representation or warranty in a writing furnished pursuant to Section 11.02(b) to the extent made as of a date subsequent to such closing date; or

(iv)	the negligence, bad faith or willful misconduct of the Servicer in connection with its performance under this Article 11.

If the indemnification provided for herein is unavailable or insufficient to hold harmless an Indemnified Party, then the Servicer agrees that it shall contribute to the amount paid or payable by such Indemnified Party as a result of any claims, losses, damages or liabilities incurred by such Indemnified Party in such proportion as is appropriate to reflect the relative fault of such Indemnified Party on the one hand and the Servicer on the other.

In the case of any failure of performance described in clause (a)(ii) of this Section, the Servicer shall promptly reimburse the Owner, any Depositor, as applicable, and each Person responsible for the preparation, execution or filing of any report required to be filed with the Commission with respect to such Securitization Transaction, or for execution of a certification pursuant to Rule 13a-14(d) or Rule 15d-14(d) under the Exchange Act with respect to such Securitization Transaction, for all costs reasonably incurred by each such party in order to obtain the information, report, certification, accountants’ letter or other material not delivered as required by the Servicer, any Subservicer or any Subcontractor.

This indemnification shall survive the termination of this Agreement or the termination of any party to this Agreement.

(b)  (i)  Any failure by the Servicer, any Subservicer or any Subcontractor to deliver any information, report, certification, accountants’ letter or other material when and as required under this Article 11, or any breach by the Servicer of a representation or warranty set forth in Section 11.02(a) or in a writing furnished pursuant to Section 11.02(b) and made as of a date prior to the closing date of the related Securitization Transaction, to the extent that such breach is not cured by such closing date, or any breach by the Servicer of a representation or warranty in a writing furnished pursuant to Section 11.02(b) to the extent made as of a date subsequent to such closing date, shall, except as provided in clause (ii) of this paragraph, immediately and automatically, without notice or grace period, constitute an Event of Default with respect to the Servicer under this Agreement and any applicable Reconstitution Agreement, and shall entitle the Owner, any Master Servicer or any Depositor, as applicable, in its sole discretion to terminate the rights and obligations of the Servicer as servicer under this Agreement and/or any applicable Reconstitution Agreement without payment (notwithstanding anything in this Agreement or any applicable Reconstitution Agreement to the contrary) of any compensation to the Servicer; provided that to the extent that any provision of this Agreement and/or any applicable Reconstitution Agreement expressly provides for the survival of certain rights or obligations following termination of the Servicer as servicer, such provision shall be given effect.

(ii)  Any failure by the Servicer, any Subservicer or any Subcontractor to deliver any information, report, certification or accountants’ letter when and as required under Section 11.04 or 11.05, including any failure by the Servicer to identify pursuant to Section 11.06(b) any Subcontractor “participating in the servicing function” within the meaning of Item 1122 of Regulation AB, on the date on which such information, report, certification or accountants’ letter was required to be delivered shall constitute an Event of Default with respect to the Servicer under this Agreement and any applicable Reconstitution Agreement, and shall entitle the Owner, any Master Servicer or any Depositor, as applicable, in its sole discretion to terminate the rights and obligations of the Servicer as servicer under this Agreement and/or any applicable Reconstitution Agreement without payment (notwithstanding anything in this Agreement to the contrary) of any compensation to the Servicer; provided that to the extent that any provision of this Agreement and/or any applicable Reconstitution Agreement expressly provides for the survival of certain rights or obligations following termination of the Servicer as servicer, such provision shall be given effect.

(iii)  The Servicer shall promptly reimburse the Owner (or any designee of the Owner, such as a master servicer) and any Depositor, as applicable, for all reasonable expenses incurred by the Owner (or such designee) or such Depositor, as such are incurred, in connection with the termination of the Servicer as servicer and the transfer of servicing of the Mortgage Loans to a successor servicer. The provisions of this paragraph shall not limit whatever rights the Owner or any Depositor may have under other provisions of this Agreement and/or any applicable Reconstitution Agreement or otherwise, whether in equity or at law, such as an action for damages, specific performance or injunctive relief.

(c)           The Owner agrees to indemnify and hold harmless the Servicer from and against any losses, damages, penalties, fines, forfeitures, legal fees and expenses and related costs, judgments, and any other costs, fees and expenses that any of them may sustain arising out of or based upon any untrue statement or alleged untrue statement of any material fact contained in any filing with the Commission with respect to a Securitization Transaction or the omission or alleged omission to state in any filing with the Commission with respect to a Securitization Transaction a material fact required to be stated or necessary to be stated in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement, alleged untrue statement, omission, or alleged omission relates to any filing with the Commission with respect to a Securitization Transaction other than the Servicer Information.

Section 11.08	Third Party Beneficiary.

For purposes of this Article 11 and any related provisions thereto, each Master Servicer shall be considered a third-party beneficiary of this Agreement, entitled to all the rights and benefits hereof as if it were a direct party to this Agreement.

ARTICLE XII
MISCELLANEOUS PROVISIONS

Section 12.01	Successor to the Servicer.

Upon termination of the Servicer’s responsibilities and duties under this Agreement pursuant to Sections 8.04, 9.01, or 10.01(ii) or (iii) or 10.03, the Owner shall (i) succeed to and assume all of the Servicer’s responsibilities, rights, duties and obligations under this Agreement, or (ii) appoint a successor having the characteristics set forth in Section 12.01 and which shall succeed to all rights and assume all of the responsibilities, duties and liabilities of the Servicer under this Agreement prior to the termination of the Servicer’s responsibilities, duties and liabilities under this Agreement.  In connection with such appointment and assumption, the Owner may make such arrangements for the compensation of such successor out of payments on Mortgage Loans as the Owner and such successor shall agree.  In the event that the Servicer’s duties, responsibilities and liabilities under this Agreement should be terminated pursuant to the aforementioned sections, the Servicer shall discharge such duties and responsibilities during the period from the date it acquires knowledge of such termination until the effective date thereof with the same degree of diligence and prudence which it is obligated to exercise under this Agreement, and shall take no action whatsoever that might impair or prejudice the rights or financial condition of its successor.  The resignation or removal of the Servicer pursuant to the aforementioned sections shall not become effective until a successor shall be appointed pursuant to this section and shall in no event relieve the Servicer of the representations and warranties made pursuant to Article III and the remedies available to the Owner under Section 8.01, it being understood and agreed that the provisions of such Article III and Section 8.01 shall be applicable to the Servicer notwithstanding any such resignation or termination of the Servicer, or the termination of this Agreement.

Any successor appointed as provided herein shall execute, acknowledge and deliver to the Servicer and to the Owner an instrument accepting such appointment, whereupon such successor shall become fully vested with all the rights, powers, duties, responsibilities, obligations and liabilities of the Servicer, with like effect as if originally named as a party to this Agreement.  Any termination or resignation of the Servicer or termination of this Agreement pursuant to Section 8.04, 9.01 or 10.01 shall not affect any claims that the Owner may have against the Servicer arising prior to any such termination or resignation.

The Servicer shall promptly deliver to the successor the funds in the Custodial Account and the Escrow Account and the Servicing Files and related documents and statements held by it hereunder and the Servicer shall account for all funds.  The Servicer shall execute and deliver such instruments and do such other things all as may reasonably be required to more fully and definitely vest and confirm in the successor all such rights, powers, duties, responsibilities, obligations and liabilities of the Servicer.  The successor shall make such arrangements as it may deem appropriate to reimburse the Servicer for unpaid Servicing Fees, unrecovered Monthly Advances and Servicing Advances which the successor retains hereunder and which would otherwise have been recovered by the Servicer pursuant to this Agreement but for the appointment of the successor servicer.

Upon a successor’s acceptance of appointment as such, the Servicer shall notify the Owner of such appointment.

All reasonable costs and expenses incurred in connection with replacing the Servicer upon its resignation or the termination of the Servicer in accordance with the terms of this Agreement, including, without limitation, (i) all legal costs and expenses and all due diligence costs and expenses associated with an evaluation of the potential termination of the Servicer as a result of an Event of Default and (ii) all costs and expenses associated with the complete transfer of servicing, including all servicing files and all servicing data and the completion, correction or manipulation of such servicing data as may be required by the successor servicer to correct any errors or insufficiencies in the servicing data or otherwise to enable the successor service to service the Mortgage Loans in accordance with this Agreement, shall be payable on demand by the resigning or terminated Servicer without any right of reimbursement therefore (unless the Servicer is terminated other than for cause at the sole election of the Owner pursuant to Section 10.01(ii)).

Section 12.02	Amendment.

This Agreement may be amended from time to time by the Servicer and the Owner by written agreement signed by the Servicer and the Owner.

Section 12.03	GOVERNING LAW; SUBMISSION TO JURISDICTION.

THE AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO ANY CONFLICTS OF LAW PROVISIONS (EXCEPT FOR SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW) AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, EXCEPT TO THE EXTENT PREEMPTED BY FEDERAL LAW.

EACH PARTY HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY:

(A)           SUBMITS FOR ITSELF AND ITS PROPERTY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT, OR FOR RECOGNITION AND ENFORCEMENT OF ANY JUDGMENT IN RESPECT THEREOF, TO THE NON-EXCLUSIVE GENERAL JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK, THE FEDERAL COURTS OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK, AND APPELLATE COURTS FROM ANY THEREOF;

 (B)           CONSENTS THAT ANY SUCH ACTION OR PROCEEDING MAY BE BROUGHT IN SUCH COURTS AND, TO THE EXTENT PERMITTED BY LAW, WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT OR THAT SUCH ACTION OR PROCEEDING WAS BROUGHT IN AN INCONVENIENT COURT AND AGREES NOT TO PLEAD OR CLAIM THE SAME;

 (C)           AGREES THAT SERVICE OF PROCESS IN ANY SUCH ACTION OR PROCEEDING MAY BE EFFECTED BY MAILING A COPY THEREOF BY REGISTERED OR CERTIFIED MAIL (OR ANY SUBSTANTIALLY SIMILAR FORM OF MAIL), POSTAGE PREPAID, TO ITS ADDRESS SET FORTH IN SECTION 20; AND

 (D)           AGREES THAT NOTHING HEREIN SHALL AFFECT THE RIGHT TO EFFECT SERVICE OF PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR SHALL LIMIT THE RIGHT TO SUE IN ANY OTHER JURISDICTION.

Section 12.04	Notices.

Any demands, notices or other communications permitted or required hereunder shall be in writing and shall be deemed conclusively to have been given if personally delivered at or mailed by registered mail, postage prepaid, and return receipt requested or transmitted by telecopier and confirmed by a similar mailed writing, as follows:

(i)            if to the Servicer:

Citi Residential Lending Inc.
390 Greenwich Street, 6th Floor
New York,  New York  10013
Attn:  Jim De Mare
or such other address as may hereafter be furnished to the Owner in writing by the Servicer;

(ii)	if to the Owner:

Citigroup Global Markets Realty Corp.
390 Greenwich Street, 4th Floor
New York, New York 10013
Attn: Peter D. Steinmetz

With copies to:

Citigroup Global Markets Realty Corp.
390 Greenwich Street, 4th Floor
New York, New York 10013
Attn: Legal

Citigroup Global Markets Realty Corp.
390 Greenwich Street, 4th Floor
New York, New York 10013
Attn: Operations

or such other address as may hereafter be furnished to the other party by like notice.  Any such demand, notice, or communication hereunder shall be deemed to have been received on the date delivered to or received at the premises of the address (as evidenced, in the case of registered or certified mail, by the date noted on the return receipt).

Section 12.05	Severability of Provisions.

Any part, provision, representation or warranty of this Agreement which is prohibited or which is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof.  Any part, provision, representation or warranty of this Agreement which is prohibited or unenforceable or is held to be void or unenforceable in any jurisdiction shall be ineffective, as to such jurisdiction, to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction as to any Mortgage Loan shall not invalidate or render unenforceable such provision in any other jurisdiction.  To the extent permitted by applicable law, the parties hereto waive any provision of law which prohibits or renders void or unenforceable any provision hereof.  If the invalidity of any part, provision, representation or warranty of this Agreement shall deprive any party of the economic benefit intended to be conferred by this Agreement, the parties shall negotiate, in good faith, to develop a structure the economic effect of which is nearly as possible the same as the economic effect of this Agreement without regard to such invalidity.

Section 12.06	Exhibits and Schedules.

The exhibits, schedules and other addenda and supplements to this Agreement are hereby incorporated and made a part hereof and are an integral part of this Agreement.

Section 12.07	General Interpretive Principles.

For purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires:

(i)  the terms defined in this Agreement have the meanings assigned to them in this Agreement and include the plural as well as the singular, and the use of any gender herein shall be deemed to include the other gender;

(ii)  accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles;

(iii)  references herein to “Articles,” “Sections,” “Subsections,” “Paragraphs,” and other subdivisions without reference to a document are to designated Articles, Sections, Subsections, Paragraphs and other subdivisions of this Agreement;

(iv)  a reference to a Subsection without further reference to a Section is a reference to such Subsection as contained in the same Section in which the reference appears, and this rule shall also apply to Paragraphs and other subdivisions;

(v)  the words “herein,” “hereof,” “hereunder” and other words of similar import refer to this Agreement as a whole and not to any particular provision; and

(vi)  the term “include” or “including” shall mean without limitation by reason of enumeration.

Section 12.08	Reproduction of Documents.

This Agreement and all documents relating hereto, including, without limitation, (i) consents, waivers and modifications which may hereafter be executed, (ii) documents received by any party at the closing, and (iii) financial statements, certificates and other information previously or hereafter furnished, may be reproduced by any photographic, photostatic, microfilm, micro-card, miniature photographic or other similar process.  The parties agree that any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding, whether or not the original is in existence and whether or not such reproduction was made by a party in the regular course of business, and that any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence.

Section 12.09	Confidentiality of Information.

Each party recognizes that, in connection with this Agreement, it may become privy to non-public information regarding the financial condition, operations and prospects of the other party.  Except as required to be disclosed by law, each party agrees to keep all non-public information regarding the other party strictly confidential, and to use all such information solely in order to effectuate the purpose of this Agreement.

Section 12.10	Assignment by the Owner.

The Owner shall have the right, without the consent of the Servicer hereof, to assign, in whole or in part, its interest under this Agreement with respect to some or all of the Mortgage Loans, and designate any person to exercise any rights of the Owner hereunder and the assignee or designee shall accede to the rights and obligations hereunder of the Owner with respect to such Mortgage Loans.  The Servicer shall not be obligated to recognize any such assignee or designee unless such person executes an assignment and assumption agreement reasonably acceptable to the Servicer.  All references to the Owner in this Agreement shall be deemed to include its assignees or designees.

Section 12.11	No Partnership.

Nothing herein contained shall be deemed or construed to create a co-partnership or joint venture between the parties hereto and the services of the Servicer shall be rendered as an independent contractor and not as agent for Owner.

Section 12.12	Counterparts; Successors and Assigns.

This Agreement may be executed in one or more counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original; such counterparts, together, shall constitute one and the same agreement.  Subject to Section 8.05, this Agreement shall inure to the benefit of and be binding upon the Servicer and the Owner and their respective successors and assigns.

Section 12.13	Entire Agreement.

Each of the Servicer and the Owner acknowledges that no representations, agreements or promises were made to it by the other party or any of its employees other than those representations, agreements or promises specifically contained herein.  This Agreement sets forth the entire understanding between the parties hereto with respect to the matters set forth herein, and shall be binding upon all successors of both parties.

Section 12.14	Further Agreements.

The Servicer and the Owner each agrees to execute and deliver to the other such reasonable and appropriate additional documents, instruments or agreements as may be necessary or appropriate to effectuate the purpose of this Agreement.

IN WITNESS WHEREOF, the Servicer and the Owner have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the date and year first above written.

CITIGROUP GLOBAL MARKETS REALTY CORP. By: /s/ [Authorized Signatory] Name: Title:
CITI RESIDENTIAL LENDING INC.
By: /s/ [Authorized Signatory] Name: Title:

EXHIBIT A

MORTGAGE LOAN SCHEDULE

EXHIBIT B

LETTER OF AUTHORIZATION FOR P & I CUSTODIAL ACCOUNT
Citigroup Mortgage Loan Trust, Inc.

Name of Depository Institution	Name of Servicer

Street Address	Street Address

City, State, Zip Code	City, State, Zip Code

You are hereby authorized and requested to establish a Demand Custodial Account (Custodial Account) to contain funds representing payments of principal and interest received from mortgagors in connection with mortgage loans serviced for Citigroup Mortgage Loan Trust, Inc. by the undersigned servicer (the "Servicer"); with respect to such mortgage loans.  The Custodial Account shall be specifically designated:

 _______________________________________________________________________________________________________________________________________________________________________________

SERVICER NAME

as agent, trustee and/or bailee for Citigroup Mortgage Loan Trust, Inc. Mortgage Pass-Through Certificates,  Series 2007-6 and or various mortgagor’s principal and interest payments Custodial Account."

All deposits made in the Custodial Account shall be subject to withdrawal therefrom, but only by the Servicer and/or by Citigroup Mortgage Loan Trust, Inc.  You are authorized to pay to Citigroup Mortgage Loan Trust, Inc. without penalty, upon its written demand and without prior notice (which demand need not name a specific amount), the entire amount then in the Custodial Account and to comply with all agreements contained in the Certification and Agreements set forth below.

Deposits now or hereafter placed appropriately in the Custodial Account are not, and will not be, the property or assets of the Servicer (or of the other servicing party, if any, referred to above).  The Servicer is to act with respect to such deposits solely as a fiduciary, in the capacity or capacities shown in the foregoing designation of the Custodial Account.  The handling, processing and disposition of such deposits, as between Citigroup Mortgage Loan Trust, Inc. and the party with whom it contracts for the servicing of the above mentioned mortgage loans, are governed by existing contract(s) between such parties.

This letter and accompanying Certification and Agreement are submitted to you in original counterparts.  Please acknowledge the existence of the Custodial Account, as described above, by executing each counterpart in the appropriate space provided below, and return all but one counterpart to the undersigned Servicer.  An original executed counterpart will then be furnished to Citigroup Mortgage Loan Trust, Inc. by the Servicer.

_________________________________
Name of Servicer

__________________________________
Authorized Signature

__________________________________
Name

__________________________________
Title

 _______________________________________________________________________________________________________________________________________________________________________________

CERTIFICATION AND AGREEMENT

The undersigned depository institution (Institution) certifies to Citigroup Mortgage Loan Trust, Inc. that the Custodial Account above identified is in existence in this Institution under Account number noted below and agrees with Citigroup Mortgage Loan Trust, Inc. to honor instruments drawn on such Account in accordance with the applicable provisions of the above letter.  In addition, this Institution certifies to Citigroup Mortgage Loan Trust, Inc. that the deposits in the above-identified Custodial Account are insured by the Bank Insurance Fund, the Savings Association Insurance Fund, or the National Credit Union Share Insurance Fund.  This Institution further agrees to disclose to Citigroup Mortgage Loan Trust, Inc. at any time upon its request, the deposit balance in the Custodial Account as of the time of such disclosure.

Name of Depository Institution	Account Number

Authorized Signature

Name

Date

EXHIBIT C

LETTER OF AUTHORIZATION FOR T & I CUSTODIAL ACCOUNT
Citigroup Mortgage Loan Trust, Inc.

Name of Depository Institution	Name of Servicer

Street Address	Street Address

City, State, Zip Code	City, State, Zip Code

You are hereby authorized and requested to establish a Demand Custodial Account (Custodial Account) to contain funds representing payments of taxes and insurance escrow funds received from mortgagors in connection with mortgage loans serviced for Citigroup Mortgage Loan Trust, Inc. by the undersigned servicer (the "Servicer"); with respect to such mortgage loans.  The Custodial Account shall be specifically designated:

 _______________________________________________________________________________________________________________________________________________________________________________

SERVICER NAME

as agent, trustee and/or bailee for  Citigroup Mortgage Loan Trust, Inc. Mortgage Pass-Through Certificates, Series 2007-6 and/or various mortgagor’s taxes and insurance payments Custodial Account."

All deposits made in the Custodial Account shall be subject to withdrawal therefrom, but only by the Servicer and/or by Citigroup Mortgage Loan Trust, Inc.  You are authorized to pay to Citigroup Mortgage Loan Trust, Inc. without penalty, upon its written demand and without prior notice (which demand need not name a specific amount), the entire amount then in the Custodial Account and to comply with all agreements contained in the Certification and Agreements set forth below.

Deposits now or hereafter placed appropriately in the Custodial Account are not, and will not be, the property or assets of the Servicer (or of the other servicing party, if any, referred to above).  The Servicer is to act with respect to such deposits solely as a fiduciary, in the capacity or capacities shown in the foregoing designation of the Custodial Account.  The handling, processing and disposition of such deposits, as between Citigroup Mortgage Loan Trust, Inc. and the party with whom it contracts for the servicing of the above mentioned mortgage loans, are governed by existing contract(s) between such parties.

This letter and accompanying Certification and Agreement are submitted to you in original counterparts.  Please acknowledge the existence of the Custodial Account, as described above, by executing each counterpart in the appropriate space provided below, and return all but one counterpart to the undersigned Servicer.  An original executed counterpart will then be furnished to Citigroup Mortgage Loan Trust, Inc. by the Servicer.

_________________________________
Name of Servicer

__________________________________
Authorized Signature

__________________________________
Name

__________________________________
Title

_______________________________________________________________________________________________________________________________________________________________________________

CERTIFICATION AND AGREEMENT

The undersigned depository institution (Institution) certifies to Citigroup Mortgage Loan Trust, Inc. that the Custodial Account above identified is in existence in this Institution under Account number noted below and agrees with Citigroup Mortgage Loan Trust, Inc. to honor instruments drawn on such Account in accordance with the applicable provisions of the above letter.  In addition, this Institution certifies to Citigroup Mortgage Loan Trust, Inc. that the deposits in the above-identified Custodial Account are insured by the Bank Insurance Fund, the Savings Association Insurance Fund, or the National Credit Union Share Insurance Fund.  This Institution further agrees to disclose to Citigroup Mortgage Loan Trust, Inc. at any time upon its request, the deposit balance in the Custodial Account as of the time of such disclosure.

Name of Depository Institution	Account Number

Authorized Signature

Name

Date

EXHIBIT D

FORM OF ANNUAL CERTIFICATION

Re:	The [	] agreement dated as of [	l, 20011 (the “Agreement”), among [IDENTIFY PARTIES]

I am the _______________________ of [NAME OF SERVICER] and, in such capacity, the officer in charge of the Servicer’s responsibility on Exhibit 11 to the Agreement.  I hereby certify to [the Owner], [the Depositor], and the [Master Servicer] [Securities Administrator] [Trustee], and their officers, with the knowledge and intent that they will rely upon this certification, that:

(i)  I have reviewed the servicer compliance statement of the Servicer provided in accordance with Item 1123 of Regulation AB (the “Compliance Statement”), the report on assessment of the Servicer’s compliance with the servicing criteria set forth in Item 1122(d) of Regulation AB (the “Servicing Criteria”), provided in accordance with Rules 13a-18 and 15d-18 under Securities Exchange Act of 1934, as amended (the “Exchange Act”) and Item 1122 of Regulation AB (the “Servicing Assessment”), the registered public accounting firm’s attestation report provided in accordance with Rules 13a-18 and 15d-18 under the Exchange Act and Section 1122(b) of Regulation AB (the “Attestation Report”), and all other data, servicing reports, officer’s certificates and information relating to the performance of the Servicer under the terms of the Agreement during 200__ that were delivered to the [Depositor] [Master Servicer] [Securities Administrator] [Trustee] pursuant to the Agreement (collectively, the “Servicer Servicing Information”);

(ii)  Based on my knowledge, the reports and information comprising the Servicer Servicing Information, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in the light of the circumstances under which such statements were made, not misleading as of the period covered by or the date of such reports or information or the date of this certification;

(iii)  Based on my knowledge, all of the Servicer Servicing Information required to be provided by the Servicer under the Agreement has been provided to the [Depositor] [Master Servicer] [Securities Administrator] [Trustee];

(iv)  I am responsible for reviewing the activities performed by the Servicer under the Agreement, and based on my knowledge and the compliance review conducted in preparing the Compliance Statement and except as disclosed in the Compliance Statement, the Servicing Assessment or the Attestation Report, the Servicer has fulfilled its obligations under the Agreement; and

(v)  The Compliance Statement required to be delivered by the Servicer pursuant to this Agreement, and the Servicing Assessment and Attestation Report required to be provided by the Servicer and by each Subcontractor pursuant to the Agreement, have been provided to the [Depositor] [Master Servicer]. The Servicing Assessment and the Attestation Report cover all items of the servicing criteria identified on Exhibit E to the Agreement as applicable to the Servicer.  Any material instances of noncompliance described in such reports have been disclosed to the [Depositor] [Master Servicer]. Any material instance of noncompliance with the Servicing Criteria has been disclosed in such reports.  The following material instances of noncompliance identified in the Servicing Assessment and the Attestation Report relate to the performance or obligations of the Servicer under the Agreement: ____________ (if none, state “None.”)

Date: _________________________ By:_______________________________ Name: Title:

EXHIBIT E

SERVICING CRITERIA TO BE ADDRESSED IN ASSESSMENT OF COMPLIANCE

The assessment of compliance to be delivered by [the Servicer] [Name of Subservicer] shall address, at a minimum, the criteria identified as below as “Applicable Servicing Criteria”:

Servicing Criteria		Applicable Servicing Criteria
Reference	Criteria
General Servicing Considerations

1122(d)(1)(i)	Policies and procedures are instituted to monitor any performance or other triggers and events of default in accordance with the transaction agreements.	X
1122(d)(1)(ii)	If any material servicing activities are outsourced to third parties, policies and procedures are instituted to monitor the third party’s performance and compliance with such servicing activities.	X
1122(d)(1)(iii)	Any requirements in the transaction agreements to maintain a back-up servicer for the mortgage loans are maintained.
1122(d)(1)(iv)

A fidelity bond and errors and omissions policy is in effect on the party participating in the servicing function throughout the reporting period in the amount of coverage required by and otherwise in accordance with the terms of the transaction agreements.
X
Cash Collection and Administration
1122(d)(2)(i)

Payments on mortgage loans are deposited into the appropriate custodial bank accounts and related bank clearing accounts no more than two business days following receipt, or such other number of days specified in the transaction agreements.
X
1122(d)(2)(ii)	Disbursements made via wire transfer on behalf of an obligor or to an investor are made only by authorized personnel.	X
1122(d)(2)(iii)

Advances of funds or guarantees regarding collections, cash flows or distributions, and any interest or other fees charged for such advances, are made, reviewed and approved as specified in the transaction agreements.
X
1122(d)(2)(iv)

The related accounts for the transaction, such as cash reserve accounts or accounts established as a form of overcollateralization, are separately maintained (e.g., with respect to commingling of cash) as set forth in the transaction agreements.
X
1122(d)(2)(v)

Each custodial account is maintained at a federally insured depository institution as set forth in the transaction agreements. For purposes of this criterion, “federally insured depository institution” with respect to a foreign financial institution means a foreign financial institution that meets the requirements of Rule 13k-1(b)(1) of the Securities Exchange Act.
X
1122(d)(2)(vi)	Unissued checks are safeguarded so as to prevent unauthorized access.	X
1122(d)(2)(vii)

Reconciliations are prepared on a monthly basis for all asset-backed securities related bank accounts, including custodial accounts and related bank clearing accounts. These reconciliations are (A) mathematically accurate; (B) prepared within 30 calendar days after the bank statement cutoff date, or such other number of days specified in the transaction agreements; (C) reviewed and approved by someone other than the person who prepared the reconciliation; and (D) contain explanations for reconciling items. These reconciling items are resolved within 90 calendar days of their original identification, or such other number of days specified in the transaction agreements.
X
Investor Remittances and Reporting
1122(d)(3)(i)

Reports to investors, including those to be filed with the Commission, are maintained in accordance with the transaction agreements and applicable Commission requirements. Specifically, such reports (A) are prepared in accordance with timeframes and other terms set forth in the transaction agreements; (B) provide information calculated in accordance with the terms specified in the transaction agreements; (C) are filed with the Commission as required by its rules and regulations; and (D) agree with investors’ or the trustee’s records as to the total unpaid principal balance and number of mortgage loans serviced by the Servicer.
X*
1122(d)(3)(ii)	Amounts due to investors are allocated and remitted in accordance with timeframes, distribution priority and other terms set forth in the transaction agreements.	X*
1122(d)(3)(iii)	Disbursements made to an investor are posted within two business days to the Servicer’s investor records, or such other number of days specified in the transaction agreements.	X*
1122(d)(3)(iv)	Amounts remitted to investors per the investor reports agree with cancelled checks, or other form of payment, or custodial bank statements.	X*
Pool Asset Administration
1122(d)(4)(i)	Collateral or security on mortgage loans is maintained as required by the transaction agreements or related mortgage loan documents.
1122(d)(4)(ii)	Mortgage loan and related documents are safeguarded as required by the transaction agreements.	X**
1122(d)(4)(iii)	Any additions, removals or substitutions to the asset pool are made, reviewed and approved in accordance with any conditions or requirements in the transaction agreements.
1122(d)(4)(iv)

Payments on mortgage loans, including any payoffs, made in accordance with the related mortgage loan documents are posted to the Servicer’s obligor records maintained no more than two business days after receipt, or such other number of days specified in the transaction agreements, and allocated to principal, interest or other items (e.g., escrow) in accordance with the related mortgage loan documents.
X
1122(d)(4)(v)	The Servicer’s records regarding the mortgage loans agree with the Servicer’s records with respect to an obligor’s unpaid principal balance.	X
1122(d)(4)(vi)

Changes with respect to the terms or status of an obligor’s mortgage loans (e.g., loan modifications or re-agings) are made, reviewed and approved by authorized personnel in accordance with the transaction agreements and related pool asset documents.
X
1122(d)(4)(vii)

Loss mitigation or recovery actions (e.g., forbearance plans, modifications and deeds in lieu of foreclosure, foreclosures and repossessions, as applicable) are initiated, conducted and concluded in accordance with the timeframes or other requirements established by the transaction agreements.
X
1122(d)(4)(viii)

Records documenting collection efforts are maintained during the period a mortgage loan is delinquent in accordance with the transaction agreements. Such records are maintained on at least a monthly basis, or such other period specified in the transaction agreements, and describe the entity’s activities in monitoring delinquent mortgage loans including, for example, phone calls, letters and payment rescheduling plans in cases where delinquency is deemed temporary (e.g., illness or unemployment).
X
1122(d)(4)(ix)	Adjustments to interest rates or rates of return for mortgage loans with variable rates are computed based on the related mortgage loan documents.	X
1122(d)(4)(x)

Regarding any funds held in trust for an obligor (such as escrow accounts): (A) such funds are analyzed, in accordance with the obligor’s mortgage loan documents, on at least an annual basis, or such other period specified in the transaction agreements; (B) interest on such funds is paid, or credited, to obligors in accordance with applicable mortgage loan documents and state laws; and (C) such funds are returned to the obligor within 30 calendar days of full repayment of the related mortgage loans, or such other number of days specified in the transaction agreements.
X
1122(d)(4)(xi)

Payments made on behalf of an obligor (such as tax or insurance payments) are made on or before the related penalty or expiration dates, as indicated on the appropriate bills or notices for such payments, provided that such support has been received by the servicer at least 30 calendar days prior to these dates, or such other number of days specified in the transaction agreements.
X
1122(d)(4)(xii)

Any late payment penalties in connection with any payment to be made on behalf of an obligor are paid from the servicer’s funds and not charged to the obligor, unless the late payment was due to the obligor’s error or omission.
X
1122(d)(4)(xiii)

Disbursements made on behalf of an obligor are posted within two business days to the obligor’s records maintained by the servicer, or such other number of days specified in the transaction agreements.
X
1122(d)(4)(xiv)	Delinquencies, charge-offs and uncollectible accounts are recognized and recorded in accordance with the transaction agreements.	X
1122(d)(4)(xv)	Any external enhancement or other support, identified in Item 1114(a)(1) through (3) or Item 1115 of Regulation AB, is maintained as set forth in the transaction agreements.	[X]

* Servicer is responsible for this as it relates to its remittances and reporting to a master servicer or a securities administrator.

** Servicer is responsible for this with respect to any Mortgage Loan Documents it may have in its possession.

EXHIBIT F

FORM OF BACK-UP CERTIFICATION

I, [identify certifying individual], certify to the [Owner], [Mortgage Loan Servicer] [Depositor], [Trustee], [Securities Administrator] and [Master Servicer] that:

(i)  Based on my knowledge, the information in the Annual Statement of Compliance, the Annual Independent Public Accountant's Servicing Report and all servicing reports, officer's certificates and other information relating to the servicing of the Mortgage Loans taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading as of the date of this certification;

(ii)  The servicing information required to be provided by the Servicer under this Servicing Agreement has been provided to the Owner and the Master Servicer;

(iii)  (I am is responsible for reviewing the activities performed by the Servicer under the Agreement and based upon the review required by the Agreement, and except as disclosed in the Annual Statement of Compliance or the Annual Independent Public Accountant's Servicing Report, the Servicer has, as of the date of this certification fulfilled its obligations under the Agreement in all material respects; and

(iv)  Such officer has disclosed to the Owner and the Master Servicer all significant deficiencies relating to the Servicer’s compliance with the minimum servicing standards in accordance with a review conducted in compliance with the Uniform Single Attestation Program for Mortgage Bankers or similar standard as set forth in the Servicing Agreement.

CITI RESIDENTIAL LENDING INC. By: Name: Title: Date:

EXHIBIT G

FORM OF REMITTANCE REPORT

[Provided Upon Request]

EXHIBIT H

FORM OF SERVICER NOTIFICATION

EXHIBIT I

LOSS MITIGATION PROCEDURES

DEFAULT MITIGATION ACTION	SUPPORTING STANDARDS
Forbearance Workout Defer any of the following: 1.accrued interest 2.past due principal 3.escrow advances 4.corporate advances 5.ancillary fees 6.any combination of the above
Borrower indicates a temporary financial hardship resulting in request for a forbearance.
Borrower states a financial ability to pay under the proposed forbearance terms.
Borrower expresses a willingness to perform.

Loan Modification Workout
Any of the following:
1.waive accrued interest
2.capitalize accrued interest
3.waive past due principal
4, capitalize past due principal
5. waive corporate advances
6.capitalize corporate advances
7.waive ancillary fees
8.reduce principal
9.reduce interest rate
10.Subordinate the loan to accept a partial payoff of existing loan.
11.Extend the amortization period of the loan and create a balloon payment on the loan.
12 any combination with the Forbearance items

Borrower documents a non-temporary financial hardship resulting in the request for a loan modification.
Borrower documents financial ability to pay under the proposed loan modification terms.
Borrower does not have the ability to pay under the  original loan terms.
Borrower expresses a willingness to perform.
No waiver of escrow advances (taxes and insurance) is allowed.

Short Sale Disposal
Waive or negotiate a reduced amount of any of the following:
1.accrued interest
2.principal
3.escrow advances
4.corporate advances
5.ancillary fees
6.prepayment charges
7.any combination of the above items

Sale to a third party.
Independent appraisal supports sale price.
No cash to seller (borrower), excluding cash for keys and to move.
Borrower does not have the ability and/or willingness to pay.
Borrower no longer wants property.

Short pay-off Disposal
Waive or negotiate a reduced amount of any of the following:
1.accrued interest
2.principal
3.escrow advances
4.corporate advances
5.ancillary fees
6.prepayment charges
7.any combination of the above items

Refinance by independent third party Lender.
Independent appraisal supports new loan amount.
New loan is no cash out (i.e. no cash to borrower  excluding costs necessary to close).
Borrower has expressed his/her unwillingness to pay.
Anticipated refinance time frame is less than anticipated foreclosure time frame.

Deed-in-lieu Disposal
Borrower has already or will abandon the property or is willing to vacate the property (in a broom sweep condition) on a mutually agreeable date.
Borrower does not have the ability and/or willingness to pay.
Independent appraisal confirms property has a value.
Title is clean.
Property appears to be resalable based on condition and value shown in independent appraisal.
Property does not appear to have any environmental or hazardous conditions (or such conditions appear to be curable).

Foreclosure Disposal
Borrower has already or will abandon the property (which may be by an eviction proceeding or mutual agreement).
Borrower does not have the ability and/or willingness to pay.
Independent appraisal confirms property has a value.
Property appears to be resalable based on condition and value shown in independent appraisal.
Property does not appear to have any environmental or hazardous conditions (or such conditions appear to be curable).